As filed with the Securities and Exchange Commission on June 4, 2021

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22378

DoubleLine Funds Trust

(Exact name of registrant as specified in charter)

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Address of principal executive offices) (Zip code)

Ronald R. Redell

President

DoubleLine Funds Trust

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Name and address of agent for service)

(213) 633-8200

Registrant’s telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period: March 31, 2021

Item 1. Reports to Stockholders.

(a)

Annual Report March 31, 2021

DoubleLine Selective Credit Fund

I Share Class: DBSCX

Shares of the DoubleLine Selective Credit Fund (the “Fund”) may currently be purchased in transactions by DoubleLine Capital LP (the “Adviser”) or its affiliates acting in their capacity as investment adviser (or in a similar capacity) for clients, including separately managed private accounts, investment companies registered under the Investment Company Act of 1940, as amended, and other funds, each of which must be an “accredited investor” as defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”). The Fund also may permit purchases of shares by (i) qualified employees, officers and Trustees of the Fund and their qualified family members; (ii) qualified employees and officers of the Adviser or DoubleLine Group LP and their qualified family members; (iii) qualified affiliates of the Adviser or DoubleLine Group LP; and (iv) other qualified accounts.

DoubleLine || 333 South Grand Avenue, 18th Floor || Los Angeles, CA  90071 || (213) 633-8200

fundinfo@doubleline.com || www.doubleline.com

Annual Report	March 31, 2021	3

President’s Letter	(Unaudited) March 31, 2021

Dear DoubleLine Funds Shareholder,

On behalf of the DoubleLine Selective Credit Fund (DBSCX, the “Fund”), I am pleased to deliver the Annual Report for the 12-month period ended March 31, 2021. On the following pages you will find specific information regarding the Fund’s operations and holdings. In addition, we discuss the Fund’s investment performance and the main drivers of that performance during the reporting period.

If you have any questions regarding the Fund please don’t hesitate to call us at 877-DLine11 (877-354-6311), or visit our website www.doublelinefunds.com where our investment management team offers deeper insights and analysis on relevant capital market activity impacting investors today. We value the trust that you have placed with us, and we will continue to strive to offer thoughtful investment solutions to our shareholders.

Sincerely,

Ronald R. Redell, CFA

President

DoubleLine Funds Trust

May 1, 2021

4	DoubleLine Selective Credit Fund

Financial Markets Highlights	(Unaudited) March 31, 2021

•	Non-Agency Residential Mortgage-Backed Securities (Non-Agency RMBS)

For the 12-month period ended March 31, 2021, non-Agency residential mortgage-backed securities (RMBS) rallied considerably from the drawdown experienced in the second quarter of 2020. Despite the sudden unprecedented rise in unemployment, initial forbearance figures came in lower than expected. The market began processing less-severe outcomes while the housing market began to strengthen. The substantial amount of fiscal policy, combined with falling mortgage rates and homeowners looking to upgrade, led to a robust housing market. Despite certain input costs rising to all-time highs, the supply of homes available on the market continued to tighten, with the current pace of sales at the end of the 12-month period leaving approximately two months’ supply on the market – near the lowest level of inventory on record. New issuance over the period totaled $575 billion, squeezed by the market grinding to a halt in April. New issuance totaled $641 billion in the previous 12-month period. Deal call volume increased considerably over the 12-month period ended March 31, 2021, due to attractive refinancing rates. Investor demand was solid during the second half of 2020 and into 2021, pushing credit spreads near their pre-pandemic levels.

•	Non-Agency Commercial Mortgage-Backed Securities (Non-Agency CMBS)

For the 12-month period ended March 31, 2021, $60.0 billion of new-issue non-Agency commercial mortgage-backed securities (CMBS) priced, compared to $116.9 billion in the previous 12-month period. New issuance nearly stopped in March 2020 as the nation and world went into lockdown. In 2020, only one deal priced from mid-March through the end of April. However, as investors and issuers became more comfortable with the macro environment, positive vaccine developments and diminishing concern over a contested presidential election, new issuance gradually trended higher throughout the latter half of the year. While 2020 new issuance totaled $60.9 billion, a 46.1% decrease year-over-year, new issuance further accelerated in the first quarter of 2021, totaling $23.3 billion, a 43.0% increase quarter-over-quarter and in line with the $24.2 billion of the same period a year ago. Secondary CMBS spreads were one directional for the 12-month period ended March 31, initially seeing some stabilization as a result of the Federal Reserve’s accommodative approach to the market volatility associated with the pandemic and further benefiting from the broader macro recovery. Spreads tightened by 115 basis points (bps) for 10-year last cash flows rated AAA and 695 bps for bonds rated BBB-. The delinquency rate for commercial real estate loans spiked to 10.3% in June as a result of volatility associated with the pandemic, but it has since recovered to 6.58% at the end of the first quarter of 2021, as measured by financial data firm Trepp. The Barclays Capital U.S. CMBS (ERISA Only) Total Return Index returned 4.36% for the 12-month period ended March 31, outperforming the broader Bloomberg Barclays US Aggregate Bond Index’s 0.71%. The RCA Commercial Property Price Index increased 6.75% for the 12-month period ended February 28, the most recent month for which data was available, compared to 6.10% over the previous 12-month period.

•	Collateralized Loan Obligations (CLOs)

For the 12-month period ended March 31, 2021, the collateralized loan obligation (CLO) market priced $114.4 billion in new issuance across 264 deals. Refinancing and reset activity totaled $76.2 billion, with 2021’s first quarter volume accounting for 90% of that total. While issuance had a slow start due to broader market uncertainty at the beginning of the 12-month period, it recovered in a big way, with March 2021 breaking February 2021’s record for total monthly issuance. Spreads across the capital structure tightened considerably as they recovered from the peak wides experienced due to the COVID-19-stoked volatility at the start of the 12-month period. The J.P. Morgan Collateralized Loan Obligation Total Return Level Index returned 12.93% for the period.

Annual Report	March 31, 2021	5

Management’s Discussion of Fund Performance	(Unaudited) March 31, 2021

For the 12-month period ended March 31, 2021, the DoubleLine Selective Credit Fund (the “Fund”) outperformed the benchmark Bloomberg Barclays US Aggregate Bond Index return of 0.71%. The outperformance was primarily driven by asset allocation relative to the index as structured fixed income sectors broadly outperformed corporate credit. The Fund’s shorter-duration positioning also contributed to outperformance as the U.S. Treasury curve steepened. The largest contributor to outperformance was non-Agency residential mortgage-backed securities. The sector benefited from recovering credit fundamentals against a backdrop of substantial fiscal stimulus and falling mortgage rates. Collateralized loan obligations (CLOs) also contributed to outperformance, with the sector rallying on the back of improved quarterly corporate earnings. As Treasury yields rose, the market favored floating-rate assets, also benefiting CLOs. Commercial mortgage-backed securities and asset-backed securities were boosted after several highly effective COVID-19 vaccines were released.

12-Month Period Ended 3-31-21	12-months

I-share (DBSCX)	15.25%

Bloomberg Barclays US Aggregate Bond Index	0.71%

For additional performance information, please refer to the “Standardized Performance Summary.”

Opinions expressed herein are as of March 31, 2021, and are subject to change at any time, are not guaranteed and should not be considered investment advice. This report is for the information of shareholders of the Fund. It may also be used as sales literature when preceded or accompanied by the current private placement memorandum.

The performance information shown assumes the reinvestment of all dividends and distributions. Performance reflects management fees and other fund expenses. Returns over 1 year are average annual returns. Performance data quoted represents past performance; past performance does not guarantee future results and does not reflect the deduction of any taxes a shareholder would pay on fund distributions or the sale of fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (213) 633-8200.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments for a complete list of Fund holdings.

Since the Fund is currently offered only to a limited number of investors, as described in the private placement memorandum, the Fund’s assets may grow at a slower rate than if the Fund engaged in a broader public offering. As a result, the Fund may incur operating expenses as a percentage of net assets at a rate higher than mutual funds that are larger or more broadly offered. In addition, the Fund’s assets may not achieve a size sufficient to make the Fund economically viable. A liquidation of the Fund may result in a sale of assets of the Fund at an unfavorable time or at prices below those at which the Fund has valued them.

Diversification does not assure a profit or protect against loss in a declining market.

Investing involves risk. Principal loss is possible. Investments in debt securities typically decline in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower rated and non-rated securities present a great risk of loss to principal and interest than higher rated securities. Investments in Asset-Backed and Mortgage-Backed securities include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested.

Credit ratings from Moody’s Investor Service, Inc. (“Moody’s”) range from the highest rating of Aaa for bonds of the highest quality that offer the lowest degree of investment risk to the lowest rating of C for the lowest rated class of bonds. Credit ratings from S&P Global Ratings (“S&P”) range from the highest rating of AAA for bonds of the highest quality that offer the lowest degree of investment risk to the lowest rating of D for bonds that are in default. In limited situations when the rating agency has not issued a formal rating, the rating agency will classify the security as nonrated. Credit ratings are determined from the highest available credit rating from any Nationally Recognized Statistical Rating Organization (“NRSRO”). DoubleLine chooses to display credit ratings using S&P’s rating convention, although the rating itself might be sourced from another NRSRO.

Barclays Capital U.S. CMBS (ERISA Only) Total Return Index—This index measures on a total return basis the performance of investment grade commercial mortgage-backed securities (CMBS). The index includes only CMBS that are compliant with the Employee Retirement Income Security Act of 1974, which will deem ERISA eligible the certificates with the first priority of principal repayment as long as certain conditions are met, including that the certificates be rated in one of the three highest categories by Fitch Ratings, Inc., Moody’s or Standard & Poor’s.

Basis Points (BPS)—Basis points (or basis point (bp)) refer to a common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01% or 0.0001, and is used to denote the percentage change in a financial instrument. The relationship between percentage changes and basis points can be summarized as: 1% change = 100 basis points; 0.01% = 1 basis point.

Bloomberg Barclays US Aggregate Bond Index—This index, known as “the Agg,” represents securities that are SEC registered, taxable and dollar denominated. It covers the U.S. investment grade, fixed-rate bond market, with components for government and corporate securities, mortgage pass-through securities and asset-backed securities. These major sectors are subdivided into more specific indexes that are calculated and reported on a regular basis.

Duration—Commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

J.P. Morgan Collateralized Loan Obligation (CLO) Total Return Level Index—This index is a total return subindex of the J.P. Morgan Collateralized Loan Obligation Index (CLOIE), which is a market value-weighted index consisting of U.S. dollar-denominated CLOs.

Last Cash Flow (LCF)—Last revenue stream paid to a bond over a given period.

RCA Commercial Property Price Index (CPPI)—This index describes various nonresidential property types for the U.S. (10 monthly series from 2000). It is a periodic same-property, round-trip investment, price-change index of the U.S. commercial investment property market. The dataset contains 20 monthly indicators.

Spread—Difference between yields on differing debt instruments, calculated by deducting the yield of one instrument from another. The higher the yield spread, the greater the difference between the yields offered by each instrument. The spread can be measured between debt instruments of differing maturities, credit ratings or risk.

6	DoubleLine Selective Credit Fund

(Unaudited) March 31, 2021

An investment cannot be made directly in an index. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments.

This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to a Fund and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein.

DoubleLine has no obligation to provide revised assessments in the event of changed circumstances. While we have gathered this information from sources believed to be reliable, DoubleLine cannot guarantee the accuracy of the information provided. Securities discussed are not recommendations and are presented as examples of issue selection or portfolio management processes. They have been picked for comparison or illustration purposes only. No security presented within is either offered for sale or purchase. DoubleLine reserves the right to change its investment perspective and outlook without notice as market conditions dictate or as additional information becomes available.

Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision making, economic or market conditions or other unanticipated factors. The views and forecasts expressed in this material are as of the date indicated, are subject to change without notice, may not come to pass and do not represent a recommendation or offer of any particular security, strategy, or investment. Past performance is no guarantee of future results.

DoubleLine® is a registered trademark of DoubleLine Capital LP.

Quasar Distributors, LLC provides filing administration for DoubleLine Capital LP.

Annual Report	|	March 31, 2021	7

Standardized Performance Summary	(Unaudited) March 31, 2021

DBSCX
DoubleLine Selective Credit Fund Returns as of March 31, 2021	1-Year	3-Years Annualized	5-Years Annualized	Since Inception Annualized (8-4-14 to 3-31-21)

I-share (DBSCX)	15.25%	3.59%	5.43%	5.03%

Bloomberg Barclays U.S. Aggregate Bond Index	0.71%	4.65%	3.10%	3.16%

The performance information shown assumes the reinvestment of all dividends and distributions. Performance reflects management fees and other fund expenses. Returns over 1 year are average annual returns. Performance data quoted represents past performance; past performance does not guarantee future results and does not reflect the deduction of any taxes a shareholder would pay on fund distributions or the sale of fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (213) 633-8200.

8	DoubleLine Selective Credit Fund

Schedule of Investments DoubleLine Selective Credit Fund	March 31, 2021

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS - 0.1%

	Waterfall Commercial Mortgage Trust,
1,388,618	Series 2015-SBC5-A	4.10%	(a)(b)	09/14/2022	1,417,171

	Total Asset Backed Obligations (Cost $1,387,460)				1,417,171

COLLATERALIZED LOAN OBLIGATIONS - 0.3%

	Babson Ltd.,
1,000,000	Series 2015-2A-ER (3 Month LIBOR USD + 6.45%)	6.67%	(b)	10/20/2030	968,202

	Octagon Investment Partners Ltd.,
1,000,000	Series 2012-1A-DR (3 Month LIBOR USD + 7.15%)	7.39%	(b)	07/15/2029	966,698

	Voya Ltd.,
500,000	Series 2016-4A-E2 (3 Month LIBOR USD + 6.65%)	6.87%	(b)	07/20/2029	494,546

	Total Collateralized Loan Obligations (Cost $2,480,000)				2,429,446

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS - 0.5%

	20 Times Square Trust,
381,000	Series 2018-20TS-G	3.10%	(a)(b)	05/15/2035	349,807

	BB-UBS Trust,
214,000	Series 2012-TFT-TE	3.56%	(a)(b)(c)	06/05/2030	176,325

	BX Commercial Mortgage Trust,
755,000	Series 2018-BIOA-E (1 Month LIBOR USD + 1.95%, 1.98% Floor)	2.06%	(b)	03/15/2037	756,659

	Citigroup Commercial Mortgage Trust,
224,000	Series 2015-GC27-D	4.42%	(a)(b)	02/10/2048	218,308

	Citigroup Commercial Mortgage Trust,
155,000	Series 2016-GC36-D	2.85%	(b)	02/10/2049	115,072

	Commercial Mortgage Pass-Through Certificates,
194,000	Series 2014-CR19-C	4.71%	(a)	08/10/2047	204,701

	FREMF Mortgage Trust,
65,445	Series 2016-KF22-B (1 Month LIBOR USD + 5.05%, 5.05% Floor)	5.17%	(b)	07/25/2023	66,416

	JP Morgan Chase Commercial Mortgage Securities Trust,
87,898	Series 2006-LDP9-AMS	5.34%		05/15/2047	71,197

	JP Morgan Chase Commercial Mortgage Securities Trust,
208,000	Series 2016-WIKI-E	4.01%	(a)(b)	10/05/2031	201,585

	JP Morgan Chase Commercial Mortgage Securities Trust,
350,000	Series 2018-WPT-EFL (1 Month LIBOR USD + 2.60%, 2.60% Floor)	2.70%	(b)	07/05/2033	350,623

	JP Morgan Chase Commercial Mortgage Securities Trust,
350,000	Series 2018-WPT-EFX	5.54%	(b)	07/05/2033	360,929

	JP Morgan Chase Commercial Mortgage Securities Trust,
350,000	Series 2018-WPT-FFX	5.54%	(a)(b)	07/05/2033	353,323

	Morgan Stanley Bank of America Merrill Lynch Trust,
250,000	Series 2014-C18-C	4.52%	(a)	10/15/2047	265,811

	Morgan Stanley Bank of America Merrill Lynch Trust,
350,000	Series 2014-C19-C	4.00%		12/15/2047	365,652

	Morgan Stanley Capital Trust,
556,000	Series 2017-CLS-F (1 Month LIBOR USD + 2.60%, 2.60% Floor)	2.71%	(b)	11/15/2034	555,998

	Tharaldson Hotel Portfolio Trust,
409,901	Series 2018-THL-E (1 Month LIBOR USD + 3.33%, 3.18% Floor)	3.43%	(b)	11/11/2034	397,698

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $4,796,462)				4,810,104

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS - 89.6%

	Alternative Loan Trust,
2,722,661	Series 2005-4-1A3	5.75%		04/25/2035	2,379,025
	Alternative Loan Trust,
4,505,346	Series 2005-55CB-2A1	5.50%		11/25/2035	3,698,650

	Alternative Loan Trust,
3,736,851	Series 2005-79CB-A1 (1 Month LIBOR USD + 0.55%, 0.55% Floor, 5.50% Cap)	0.66%		01/25/2036	2,319,269

	Alternative Loan Trust,
3,736,851	Series 2005-79CB-A2 (-1 x 1 Month LIBOR USD + 4.95%, 4.95% Cap)	4.84%	(d)(i)	01/25/2036	561,564

	Alternative Loan Trust,
7,359,127	Series 2005-80CB-4A1	6.00%		02/25/2036	4,766,423

	Alternative Loan Trust,
5,839,640	Series 2007-OA8-1A1 (1 Month LIBOR USD + 0.18%, 0.18% Floor)	0.29%		06/25/2047	5,138,527

	AMSR Trust,
1,750,000	Series 2020-SFR2-C	2.53%	(b)	07/17/2037	1,787,952

	AMSR Trust,
6,000,000	Series 2020-SFR4-E2	2.46%	(b)	11/17/2037	5,963,871

	AMSR Trust,
7,750,000	Series 2020-SFR4-F	2.86%	(b)	11/17/2037	7,662,003

	Angel Oak Mortgage Trust LLC,
7,139,482	Series 2019-4-A3	3.30%	(a)(b)	07/26/2049	7,231,330

	Arroyo Mortgage Trust,
7,539,000	Series 2019-3-M1	4.20%	(a)(b)	10/25/2048	7,782,395

	Asset Backed Securities Corporation Home Equity Loan Trust,
5,973,350	Series 2003-HE1-M3 (1 Month LIBOR USD + 5.25%, 5.25% Floor)	5.36%		01/15/2033	5,992,166

	Banc of America Funding Corporation,
2,107,206	Series 2006-2-2A11	5.50%		03/25/2036	2,066,393

	Banc of America Funding Corporation,
1,299,388	Series 2007-1-TA8	5.85%	(e)	01/25/2037	1,316,717

	Banc of America Funding Corporation,
4,362,956	Series 2014-R8-A2 (1 Month LIBOR USD + 0.24%, 0.24% Floor)	0.35%	(b)	06/26/2036	3,983,309

	Banc of America Mortgage Securities Trust,
2,051,636	Series 2006-3-1A10	6.00%		10/25/2036	2,040,418

	BCAP LLC Trust,
14,453,738	Series 2012-RR4-6A2	2.83%	(a)(b)	11/26/2035	8,660,657

	BCAP LLC Trust,
6,556,448	Series 2013-RR2-6A2	3.77%	(a)(b)	06/26/2037	5,799,378

	Bear Stearns Adjustable Rate Mortgage Trust,
3,303,384	Series 2006-2-2A1	3.22%	(a)	07/25/2036	3,190,351

	Bear Stearns Asset Backed Securities Trust,
3,628,667	Series 2005-10-23A1	2.99%	(a)	01/25/2036	3,534,655

	Bear Stearns Asset Backed Securities Trust,
2,247,820	Series 2006-4-31A1	3.20%	(a)	07/25/2036	1,912,224

	Bear Stearns Asset Backed Securities Trust,
2,749,516	Series 2006-AC5-A1	6.25%	(e)	12/25/2036	2,704,439

	Bear Stearns Asset Backed Securities Trust,
9,813,912	Series 2006-AQ1-12A (1 Month LIBOR USD + 0.14%, 0.14% Floor)	0.25%		10/25/2036	12,361,777

	Bear Stearns Asset Backed Securities Trust,
1,226,678	Series 2006-IM1-A1 (1 Month LIBOR USD + 0.46%, 0.46% Floor)	0.57%		04/25/2036	1,819,855

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2021	9

Schedule of Investments DoubleLine Selective Credit Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Carrington Mortgage Loan Trust,
9,025,109	Series 2007-RFC1-A3 (1 Month LIBOR USD + 0.14%, 0.14% Floor, 14.50% Cap)	0.25%		12/25/2036	8,666,810

	Chase Mortgage Finance Trust,
2,122,333	Series 2006-S2-1A9	6.25%		10/25/2036	1,499,415

	Chase Mortgage Finance Trust,
4,276,297	Series 2006-S3-1A2	6.00%		11/25/2036	2,917,333

	Chase Mortgage Finance Trust,
374,723	Series 2007-S3-1A12	6.00%		05/25/2037	263,379

	CHL Mortgage Pass-Through Trust,
2,369,073	Series 2006-13-1A17 (-1 x 1 Month LIBOR USD + 5.65%, 5.65% Cap)	5.54%	(d)(i)	09/25/2036	454,522

	CHL Mortgage Pass-Through Trust,
2,369,073	Series 2006-13-1A3 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 6.25% Cap)	0.71%		09/25/2036	866,083

	CHL Mortgage Pass-Through Trust,
7,025,382	Series 2007-21-1A1	6.25%		02/25/2038	5,349,306

	CHL Mortgage Pass-Through Trust,
4,887,483	Series 2007-HYB1-2A1	2.84%	(a)	03/25/2037	4,624,725

	Citi Mortgage Alternative Loan Trust,
1,574,705	Series 2006-A1-1A6	6.00%		04/25/2036	1,591,281

	Citigroup Mortgage Loan Trust, Inc.,
1,120,302	Series 2005-9-21A2	5.50%		11/25/2035	1,137,483

	Citigroup Mortgage Loan Trust, Inc.,
526,704	Series 2007-AR8-1A1A	3.13%	(a)	08/25/2047	501,923

	Citigroup Mortgage Loan Trust, Inc.,
8,380,000	Series 2007-WFH4-M3B (1 Month LIBOR USD + 1.00%, 1.00% Floor)	1.11%		07/25/2037	8,279,086

	Citigroup Mortgage Loan Trust, Inc.,
1,532,313	Series 2011-12-1A2	3.30%	(a)(b)	04/25/2036	1,205,873

	Citigroup Mortgage Loan Trust, Inc.,
4,878,731	Series 2021-JL1-A	2.75%	(a)(b)	02/27/2062	4,852,135

	Citigroup Mortgage Loan Trust,
12,048,184	Series 2019-A-PT1	3.92%	(b)	10/25/2058	11,794,784

	Citigroup Mortgage Loan Trust,
19,763,275	Series 2019-E-A1	3.23%	(b)(f)	11/25/2070	19,880,214

	Citigroup Mortgage Loan Trust,
13,516,838	Series 2020-RP1-A1	1.50%	(a)(b)	08/25/2064	13,512,481

	Citigroup Mortgage Loan Trust,
1,040,000	Series 2020-RP1-M1	2.00%	(a)(b)	08/25/2064	975,189

	Citigroup Mortgage Loan Trust,
874,000	Series 2020-RP1-M2	2.50%	(a)(b)	08/25/2064	820,986

	Citigroup Mortgage Loan Trust,
738,000	Series 2020-RP1-M3	2.75%	(a)(b)	08/25/2064	662,880

	Citigroup Mortgage Loan Trust,
1,950,400	Series 2020-RP1-PT5	19.09%	(a)(b)	08/25/2064	1,790,756

	CitiMortgage Alternative Loan Trust,
5,634,572	Series 2006-A2-A5 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 6.00% Cap)	0.71%		05/25/2036	4,885,657

	CitiMortgage Alternative Loan Trust,
6,205,016	Series 2006-A2-A6 (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	5.29%	(d)(i)	05/25/2036	890,984

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	CitiMortgage Alternative Loan Trust,
9,727,795	Series 2007-A5-1A3 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 6.10% Cap)	0.61%		05/25/2037	8,033,604

	CitiMortgage Alternative Loan Trust,
9,727,795	Series 2007-A5-1A4 (-1 x 1 Month LIBOR USD + 5.60%, 5.60% Cap)	5.49%	(d)(i)	05/25/2037	1,443,193

	CitiMortgage Alternative Loan Trust,
2,796,396	Series 2007-A6-1A4	6.00%		06/25/2037	2,801,130

	CitiMortgage Alternative Loan Trust,
1,905,702	Series 2007-A6-1A5	6.00%		06/25/2037	1,908,930

	CitiMortgage Alternative Loan Trust,
2,805,689	Series 2007-A8-A1	6.00%		10/25/2037	2,747,330

	Countrywide Alternative Loan Trust,
569,756	Series 2004-22CB-1A1	6.00%		10/25/2034	588,804

	Countrywide Alternative Loan Trust,
1,081,883	Series 2005-28CB-2A7	5.75%		08/25/2035	932,702

	Countrywide Alternative Loan Trust,
1,500,542	Series 2005-46CB-A20	5.50%		10/25/2035	1,390,625

	Countrywide Alternative Loan Trust,
3,103,313	Series 2005-65CB-1A11	6.00%		01/25/2036	2,837,469

	Countrywide Alternative Loan Trust,
232,333	Series 2005-73CB-1A3	6.25%		01/25/2036	237,673

	Countrywide Alternative Loan Trust,
1,424,570	Series 2006-14CB-A8	6.00%		06/25/2036	1,096,711

	Countrywide Alternative Loan Trust,
3,106,180	Series 2006-41CB-2A12	6.00%		01/25/2037	2,412,959

	Countrywide Alternative Loan Trust,
1,185,731	Series 2006-41CB-2A15	5.75%		01/25/2037	899,185

	Countrywide Alternative Loan Trust,
3,616,933	Series 2006-46-A6	6.00%		02/25/2047	2,717,664

	Countrywide Alternative Loan Trust,
2,137,533	Series 2006-7CB-2A1	6.50%		05/25/2036	1,568,117

	Countrywide Alternative Loan Trust,
1,175,685	Series 2006-8T1-1A4	6.00%		04/25/2036	829,663

	Countrywide Alternative Loan Trust,
1,363,132	Series 2006-J4-2A13	6.00%		07/25/2036	1,092,322

	Countrywide Alternative Loan Trust,
3,753,792	Series 2006-J4-2A8	6.00%		07/25/2036	3,008,034

	Countrywide Alternative Loan Trust,
1,107,314	Series 2006-J6-A5	6.00%		09/25/2036	831,751

	Countrywide Alternative Loan Trust,
949,538	Series 2007-13-A4	6.00%		06/25/2047	716,193

	Countrywide Alternative Loan Trust,
35,239	Series 2007-J2-2A1	6.00%		07/25/2037	36,309

	Countrywide Asset Backed Certificates,
21,221,840	Series 2006-25-1A (1 Month LIBOR USD + 0.14%, 0.14% Floor)	0.25%		06/25/2047	19,826,686

	Countrywide Home Loans,
107,441	Series 2006-10-1A11	5.85%		05/25/2036	76,696

	Countrywide Home Loans,
672,516	Series 2006-17-A6	6.00%		12/25/2036	452,400

	Countrywide Home Loans,
1,511,883	Series 2006-19-1A7	6.00%		01/25/2037	1,135,753

	Countrywide Home Loans,
1,945,166	Series 2006-9-A2	6.00%		05/25/2036	1,422,135

	Countrywide Home Loans,
7,304,619	Series 2007-15-1A29	6.25%		09/25/2037	6,115,788

10	DoubleLine Selective Credit Fund	The accompanying notes are an integral part of these financial statements.

March 31, 2021

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Countrywide Home Loans,
543,327	Series 2007-4-1A10	6.00%		05/25/2037	375,123

	Countrywide Home Loans,
383,647	Series 2007-8-1A5	5.44%		01/25/2038	257,836

	Credit Suisse First Boston Mortgage Securities Corporation,
1,390,813	Series 2005-12-5A1	5.25%		01/25/2036	1,391,681

	Credit Suisse First Boston Mortgage Securities Corporation,
855,453	Series 2005-9-3A2	6.00%		10/25/2035	402,278

	Credit Suisse Mortgage Capital Certificates,
884,388	Series 2006-6-1A10	6.00%		07/25/2036	681,750

	Credit Suisse Mortgage Capital Certificates,
738,578	Series 2008-2R-1A1	6.00%	(b)	07/25/2037	619,565

	Credit Suisse Mortgage Capital Certificates,
3,188,383	Series 2009-9R-10A2	5.50%	(b)	12/26/2035	2,520,415

	Credit Suisse Mortgage Capital Certificates,
1,260,649	Series 2011-17R-1A2	5.75%	(b)	02/27/2037	1,284,195

	CSMC Mortgage-Backed Trust,
4,326,977	Series 2006-7-10A1	6.75%		08/25/2036	3,582,590

	CSMC Trust,
8,801,031	Series 2019-JR1-A1	4.10%	(a)(b)	09/27/2066	8,928,116

	CSMC Trust,
3,800,000	Series 2020-AFC1-M1	2.84%	(a)(b)	02/25/2050	3,766,186

	CSMC Trust,
16,540,278	Series 2020-RPL1-PT1	3.44%	(a)(b)	10/25/2069	16,660,046

	CWALT, Inc.,
2,261,768	Series 2004-27CB-A6	5.50%		12/25/2034	2,245,261

	Deutsche Mortgage Securities, Inc.,
1,305,924	Series 2009-RS2-1A2	3.14%	(a)(b)	09/26/2036	1,267,435

	Deutsche Securities, Inc.,
822,310	Series 2005-6-2A1	5.50%		12/25/2035	799,217

	Deutsche Securities, Inc.,
305,221	Series 2006-AB4-A1A	6.01%	(a)	10/25/2036	300,091

	First Horizon Alternative Mortgage Securities Trust,
763,275	Series 2005-FA8-1A3	5.50%		11/25/2035	562,237

	First Horizon Alternative Mortgage Securities Trust,
2,143,081	Series 2007-FA3-A8	6.00%		06/25/2037	1,310,117

	First Horizon Alternative Mortgage Securities Trust,
2,390,949	Series 2007-FA4-1A4	6.25%		08/25/2037	1,585,369

	First Horizon Mortgage Pass-Through Trust,
148,799	Series 2006-1-1A2	6.00%		05/25/2036	102,679

	First Horizon Mortgage Pass-Through Trust,
1,110,932	Series 2007-3-A4	6.00%		06/25/2037	669,648

	FirstKey Homes Trust,
3,000,000	Series 2020-SFR1-F1	3.64%	(b)	09/17/2025	3,092,088

	FirstKey Homes Trust,
9,500,000	Series 2020-SFR2-D	1.97%	(b)	10/19/2037	9,394,740

	FirstKey Homes Trust,
9,500,000	Series 2020-SFR2-E	2.67%	(b)	10/19/2037	9,626,889

	FMC GMSR Issuer Trust,
10,000,000	Series 2019-GT1-A	5.07%	(a)(b)	05/25/2024	10,072,816

	FWD,
2,150,000	Series 2019-INV1-M1	3.48%	(a)(b)	06/25/2049	2,168,811

	GreenPoint Mortgage Funding Trust,
5,737,615	Series 2005-AR4-3A1 (12 Month US Treasury Average + 1.40%, 1.40% Floor)	1.66%		10/25/2045	4,884,558

	GSAMP Trust,
9,595,594	Series 2007-NC1-A1 (1 Month LIBOR USD + 0.13%, 0.13% Floor)	0.24%		12/25/2046	6,453,560

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	GSR Mortgage Loan Trust,
376,581	Series 2006-2F-3A4	6.00%		02/25/2036	262,451

	GSR Mortgage Loan Trust,
1,985,680	Series 2006-9F-5A2 (-1 x 1 Month LIBOR USD + 6.55%, 6.55% Cap)	6.44%	(d)(i)	10/25/2036	473,251

	GSR Mortgage Loan Trust,
1,985,680	Series 2006-9F-5A3 (1 Month LIBOR USD + 0.45%, 0.45% Floor, 7.00% Cap)	0.56%		10/25/2036	966,287

	GSR Mortgage Loan Trust,
1,066,004	Series 2007-1F-3A14	5.75%		01/25/2037	918,215

	GSR Mortgage Loan Trust,
2,419,197	Series 2007-2F-3A3	6.00%		03/25/2037	1,887,803

	HarborView Mortgage Loan Trust,
7,601,802	Series 2006-BU1-1A1A (1 Month LIBOR USD + 0.42%, 0.42% Floor, 10.50% Cap)	0.53%		02/19/2046	7,072,197

	HarborView Mortgage Loan Trust,
4,867,312	Series 2007-7-1A1 (1 Month LIBOR USD + 1.00%, 10.50% Cap)	1.11%		10/25/2037	4,600,152

	HMIR,
2,758,706	Series 2019-1-M1 (1 Month LIBOR USD + 1.65%)	1.76%	(b)	05/25/2029	2,760,310

	Home Partners of America Trust,
3,900,833	Series 2019-2-C	3.02%	(b)	10/19/2039	3,880,270

	Home Partners of America Trust,
4,150,861	Series 2019-2-D	3.12%	(b)	10/19/2039	4,048,583

	Home Partners of America Trust,
7,813,385	Series 2019-2-E	3.32%	(b)	10/19/2039	7,654,993

	HSI Asset Loan Obligation Trust,
2,237,495	Series 2007-1-3A6	6.00%		06/25/2037	1,585,116

	IndyMac Mortgage Loan Trust,
4,504,909	Series 2007-AR1-3A1	3.15%	(a)	06/25/2037	3,957,877

	JP Morgan Alternative Loan Trust,
4,088,982	Series 2006-S4-A4	5.96%	(e)	12/25/2036	4,094,745

	JP Morgan Alternative Loan Trust,
2,962,185	Series 2008-R2-A1	6.00%	(a)(b)	11/25/2036	2,308,176

	JP Morgan Mortgage Trust,
406,901	Series 2005-S3-1A1	6.50%		01/25/2036	313,457

	JP Morgan Mortgage Trust,
1,886,616	Series 2006-A5-3A2	3.16%	(a)	08/25/2036	1,716,148

	JP Morgan Mortgage Trust,
2,247,537	Series 2007-S1-2A8	5.75%		03/25/2037	1,464,529

	Lavender Trust,
1,190,739	Series 2010-R11A-A4	3.96%	(a)(b)	10/26/2036	783,197

	Legacy Mortgage Asset Trust,
3,358,000	Series 2019-GS2-A2	4.25%	(b)(f)	01/25/2059	3,360,641

	Legacy Mortgage Asset Trust,
4,000,000	Series 2019-GS3-A2	4.25%	(b)(f)	04/25/2059	3,984,344

	Legacy Mortgage Asset Trust,
5,000,000	Series 2019-GS4-A2	4.25%	(b)(f)	05/25/2059	5,005,503

	Legacy Mortgage Asset Trust,
12,500,000	Series 2019-GS6-A2	4.45%	(b)(f)	06/25/2059	12,539,532

	Legacy Mortgage Asset Trust,
11,200,000	Series 2019-GS7-A2	4.50%	(b)(f)	11/25/2059	11,222,379

	Legacy Mortgage Asset Trust,
16,261,129	Series 2019-RPL3-PT1	0.00%	(b)	06/25/2058	16,621,118

	Legacy Mortgage Asset Trust,
11,999,729	Series 2019-SL3-A	3.47%	(b)(f)	11/25/2061	12,065,299

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2021	11

Schedule of Investments DoubleLine Selective Credit Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Lehman Mortgage Trust,
1,814,918	Series 2007-1-2A2 (1 Month LIBOR USD + 0.20%, 0.20% Floor)	0.31%	(b)	06/25/2037	1,446,794

	Lehman Mortgage Trust,
7,078,601	Series 2007-1-2A3 (1 Month LIBOR USD + 0.23%, 0.23% Floor)	0.34%	(b)	06/25/2037	5,663,040

	Lehman XS Trust,
2,373,466	Series 2006-17-1A4A (1 Month LIBOR USD + 0.34%, 0.34% Floor)	0.45%		08/25/2046	2,274,719

	Lehman XS Trust,
26,363,448	Series 2007-14H-A3 (1 Month LIBOR USD + 1.10%, 1.10% Floor)	1.21%		07/25/2047	21,496,067

	LHOME Mortgage Trust,
5,800,000	Series 2019-RTL3-A1	3.87%	(b)	07/25/2024	5,863,003

	LHOME Mortgage Trust,
3,000,000	Series 2021-RTL1-A2	2.86%	(a)(b)	09/25/2026	3,022,854

	Long Beach Mortgage Loan Trust,
7,363,937	Series 2006-2-2A4 (1 Month LIBOR USD + 0.58%, 0.58% Floor)	0.69%		03/25/2046	3,538,117

	MASTR Alternative Loans Trust,
1,288,118	Series 2004-10-5A5	5.75%	(g)	09/25/2034	1,320,299

	Mastr Asset Backed Securities Trust,
18,546,448	Series 2006-WMC3-A1 (1 Month LIBOR USD + 0.14%, 0.14% Floor)	0.24%		08/25/2036	9,689,347

	Merrill Lynch Alternative Note Asset Trust,
1,579,573	Series 2007-F1-2A6	6.00%		03/25/2037	928,616

	Merrill Lynch Mortgage Investors Trust,
1,169,093	Series 2006-AF1-AF3B	6.25%		08/25/2036	721,415

	Morgan Stanley Mortgage Loan Trust,
5,315,395	Series 2005-10-4A1	5.50%		12/25/2035	4,324,139

	Morgan Stanley Mortgage Loan Trust,
878,372	Series 2007-12-3A4	6.25%		08/25/2037	576,518

	Morgan Stanley Resecuritization Trust,
20,195,238	Series 2014-R7-B1	3.77%	(a)(b)	01/26/2051	20,892,781

	New Century Home Equity Loan Trust,
5,908,424	Series 2006-1-A2B (1 Month LIBOR USD + 0.18%, 0.18% Floor, 12.50% Cap)	0.29%		05/25/2036	5,745,561

	New Residential Mortgage Loan Trust,
4,935,371	Series 2018-FNT1-B	3.91%	(b)	05/25/2023	4,944,220

	New Residential Mortgage Loan Trust,
2,300,000	Series 2019-NQM4-B1	3.74%	(a)(b)	09/25/2059	2,336,668

	New Residential Mortgage Loan Trust,
13,643,276	Series 2020-NPL2-A1	3.23%	(b)(f)	08/25/2060	13,766,296

	Nomura Asset Acceptance Corporation,
3,520,925	Series 2006-AP1-A2	5.52%	(a)	01/25/2036	1,514,024

	Nomura Asset Acceptance Corporation,
1,069,295	Series 2007-1-1A1A	6.00%	(e)	03/25/2047	1,054,753

	Oaktown Ltd.,
12,000,000	Series 2018-1A-M2 (1 Month LIBOR USD + 2.85%)	2.96%	(b)	07/25/2028	12,102,108

	Opteum Mortgage Acceptance Corporation Trust,
8,191,441	Series 2006-2-A1C (1 Month LIBOR USD + 0.54%, 0.54% Floor)	0.66%		07/25/2036	4,209,245

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	PMT Credit Risk Transfer Trust 2019-2R,
12,534,165	Series 2019-2R-A (1 Month LIBOR USD + 2.75%, 2.75% Floor)	2.86%	(b)	05/27/2023	12,414,612

	PMT Credit Risk Transfer Trust,
7,192,304	Series 2019-3R-A (1 Month LIBOR USD + 2.70%, 2.70% Floor)	2.81%	(b)	10/27/2022	7,210,186

	PMT Credit Risk Transfer Trust,
4,000,000	Series 2021-1R-A (1 Month LIBOR USD + 2.90%, 2.90% Floor)	3.02%	(b)	02/27/2024	4,028,756

	PMT Credit Risk Transfer Trust,
10,000,000	Series 2021-FT1-A (1 Month LIBOR USD + 3.00%, 3.00% Floor)	0.00%	(b)(k)	03/25/2026	10,022,090

	PNMAC GMSR Trust,
11,000,000	Series 2018-FT1-A (1 Month LIBOR USD + 2.35%)	2.46%	(b)	04/25/2023	10,911,883

	Popular ABS Mortgage Pass-Through Trust,
3,327,354	Series 2005-6-A4	3.48%	(e)	01/25/2036	3,343,351

	PR Mortgage Loan Trust,
508,448	Series 2014-1-APT	5.91%	(a)(b)	10/25/2049	504,661

	Pretium Mortgage Credit Partners LLC,
7,285,000	Series 2021-NPL1-A1	2.24%	(b)(f)	09/27/2060	7,343,477

	PRPM LLC,
8,159,962	Series 2020-1A-A1	2.98%	(b)(f)	02/25/2025	8,186,542

	PRPM LLC,
8,000,000	Series 2020-1A-A2	3.97%	(b)(f)	02/25/2025	7,979,022

	PRPM LLC,
3,067,403	Series 2020-4-A1	2.95%	(b)(f)	10/25/2025	3,079,231

	PRPM LLC,
9,800,000	Series 2021-2-A2	3.77%	(a)(b)	03/25/2024	9,878,439

	RALI Trust,
3,334,194	Series 2006-QS3-1A14	6.00%		03/25/2036	3,314,078

	RBSGC Mortgage Loan Trust,
732,230	Series 2007-A-2A4	6.25%		01/25/2037	736,629

	Renaissance Home Equity Loan Trust,
9,232,293	Series 2006-3-AF4	5.81%	(e)	11/25/2036	5,172,290

	Residential Accredit Loans, Inc.,
2,044,366	Series 2005-QS12-A3	5.50%		08/25/2035	2,021,783

	Residential Accredit Loans, Inc.,
1,403,877	Series 2005-QS13-1A6	5.50%		09/25/2035	1,354,310

	Residential Accredit Loans, Inc.,
492,737	Series 2006-QS12-1A1	6.50%		09/25/2036	342,186

	Residential Accredit Loans, Inc.,
2,577,365	Series 2006-QS12-2A12 (1 Month LIBOR USD + 0.20%, 0.20% Floor, 7.50% Cap)	0.31%		09/25/2036	2,045,985

	Residential Accredit Loans, Inc.,
2,577,365	Series 2006-QS12-2A13	7.20%	(d)(h)	09/25/2036	543,721

	Residential Accredit Loans, Inc.,
3,170,985	Series 2006-QS18-1A4	6.25%		12/25/2036	3,120,223

	Residential Accredit Loans, Inc.,
1,037,327	Series 2006-QS7-A2	6.00%		06/25/2036	978,124

	Residential Accredit Loans, Inc.,
845,461	Series 2007-QS11-A1	7.00%		10/25/2037	812,056

	Residential Accredit Loans, Inc.,
6,793,202	Series 2007-QS1-1A2 (-1 x 1 Month LIBOR USD + 5.45%, 5.45% Cap)	5.34%	(d)(i)	01/25/2037	1,108,600

12	DoubleLine Selective Credit Fund	The accompanying notes are an integral part of these financial statements.

March 31, 2021

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Residential Accredit Loans, Inc.,
6,793,202	Series 2007-QS1-1A5 (1 Month LIBOR USD + 0.55%, 0.55% Floor, 6.00% Cap)	0.66%		01/25/2037	5,057,447

	Residential Accredit Loans, Inc.,
526,668	Series 2007-QS5-A1	5.50%		03/25/2037	506,353

	Residential Asset Securitization Trust,
4,410,551	Series 2006-A12-A1	6.25%		11/25/2036	2,530,650

	Residential Asset Securitization Trust,
1,116,544	Series 2006-A8-1A1	6.00%		08/25/2036	916,235

	Residential Funding Mortgage Securities Trust,
491,846	Series 2006-SA2-3A1	4.55%	(a)	08/25/2036	453,393

	Securitized Asset Backed Receivables LLC Trust,
12,709,367	Series 2006-NC1-A3 (1 Month LIBOR USD + 0.54%, 0.54% Floor)	0.65%		03/25/2036	12,188,559

	Soundview Home Loan Trust,
8,000,000	Series 2005-OPT4-M1 (1 Month LIBOR USD + 0.69%, 0.69% Floor)	0.80%		12/25/2035	7,678,061

	Stanwich Mortgage Loan Company,
4,847,859	Series 2019-RPL1-A	3.72%	(b)(f)	02/15/2049	4,957,624

	Starwood Mortgage Residential Trust,
8,440,000	Series 2019-1-M1	3.76%	(a)(b)	06/25/2049	8,453,560

	Starwood Mortgage Residential Trust,
5,637,842	Series 2020-3-A1	1.49%	(a)(b)	04/25/2065	5,705,460

	Structured Adjustable Rate Mortgage Loan Trust,
3,591,646	Series 2005-17-5A1	2.74%	(a)	08/25/2035	2,847,345

	Structured Adjustable Rate Mortgage Loan Trust,
2,294,975	Series 2005-22-4A1	3.14%	(a)	12/25/2035	2,225,655

	Structured Adjustable Rate Mortgage Loan Trust,
1,223,188	Series 2008-1-A2	2.73%	(a)	10/25/2037	1,125,667

	Structured Asset Mortgage Investments Trust,
4,183,729	Series 2006-AR6-1A1 (1 Month LIBOR USD + 0.36%, 0.36% Floor, 10.50% Cap)	0.47%		07/25/2046	3,714,232

	Structured Asset Mortgage Investments Trust,
4,380,814	Series 2006-AR6-1A3 (1 Month LIBOR USD + 0.38%, 0.38% Floor, 10.50% Cap)	0.49%		07/25/2046	3,562,370

	Structured Asset Mortgage Investments Trust,
8,453,248	Series 2006-AR7-A1A (1 Month LIBOR USD + 0.42%, 0.42% Floor, 10.50% Cap)	0.55%		08/25/2036	8,479,397

	Structured Asset Mortgage Investments Trust,
8,095,522	Series 2007-AR3-2A1 (1 Month LIBOR USD + 0.19%, 0.19% Floor, 10.50% Cap)	0.30%		09/25/2047	7,757,278

	Structured Asset Securities Corporation Mortgage Loan Trust,
4,500,000	Series 2007-BC4-M1 (1 Month LIBOR USD + 0.50%, 0.50% Floor)	0.61%		11/25/2037	3,938,825

	Structured Asset Securities Corporation,
16,997,305	Series 2007-RF1-1A (1 Month LIBOR USD + 0.19%, 0.19% Floor)	0.31%	(b)	03/25/2037	13,995,226

	Thornburg Mortgage Securities Trust,
282,596	Series 2007-4-2A1	2.29%	(a)	09/25/2037	292,931

	Toorak Mortgage Corporation Ltd.,
1,800,000	Series 2019-2-A2	4.21%	(f)	09/25/2022	1,798,985

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	TVC Mortgage Trust,
4,300,000	Series 2020-RTL1-A2	3.97%	(b)(f)	09/25/2024	4,255,655

	Velocity Commercial Capital Loan Trust,
2,301,482	Series 2019-1-M6	6.79%	(a)(b)	03/25/2049	2,334,077

	Velocity Commercial Capital Loan Trust,
647,795	Series 2019-2-M5	4.93%	(a)(b)	07/25/2049	647,475

	Velocity Commercial Capital Loan Trust,
4,341,497	Series 2019-2-M6	6.30%	(a)(b)	07/25/2049	4,323,473

	Velocity Commercial Capital Loan Trust,
2,088,118	Series 2020-1-M6	5.69%	(a)(b)	02/25/2050	1,919,085

	Verus Securitization Trust,
2,200,000	Series 2020-1-B1	3.62%	(a)(b)	01/25/2060	2,211,066

	Verus Securitization Trust,
12,372,049	Series 2020-4-A1	1.50%	(b)(f)	05/25/2065	12,488,342

	Verus Securitization Trust,
2,846,815	Series 2020-NPL1-A1	3.60%	(b)(f)	08/25/2050	2,860,774

	VOLT LLC,
6,125,000	Series 2021-NPL6-A1	2.24%	(b)(f)	04/25/2051	6,128,719

	Washington Mutual Mortgage Pass-Through Certificates,
1,352,437	Series 2005-10-2A8	6.00%		11/25/2035	1,363,787

	Washington Mutual Mortgage Pass-Through Certificates,
3,316,758	Series 2006-5-2CB6	6.00%		07/25/2036	2,864,206

	Washington Mutual Mortgage Pass-Through Certificates,
8,756,958	Series 2006-AR11-1A (12 Month US Treasury Average + 0.96%, 0.96% Floor)	1.22%		09/25/2046	8,236,875

	Washington Mutual Mortgage Pass-Through Certificates,
2,379,391	Series 2007-2-1A6	6.00%		04/25/2037	2,329,286

	Washington Mutual Mortgage Pass-Through Certificates,
160,671	Series 2007-4-1A1	5.50%		06/25/2037	162,921

	Wells Fargo Alternative Loan Trust,
702,771	Series 2007-PA3-1A4	5.75%		07/25/2037	702,534

	Wells Fargo Mortgage Backed Securities Trust,
730,687	Series 2006-AR4-2A1	2.91%	(a)	04/25/2036	716,825

	Wells Fargo Mortgage Backed Securities Trust,
4,414,043	Series 2007-7-A1	6.00%		06/25/2037	4,458,507

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $909,421,029)				869,880,008

SHORT TERM INVESTMENTS - 9.8%
31,790,232	First American Government Obligations Fund - Class U	0.04%	(j)		31,790,232
31,790,231	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	0.04%	(j)		31,790,231
31,790,231	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.03%	(j)		31,790,231

	Total Short Term Investments (Cost $95,370,694)				95,370,694

	Total Investments - 100.3% (Cost $1,013,455,645)				973,907,423
	Liabilities in Excess of Other Assets - (0.3)%				(2,568,373)

	NET ASSETS - 100.0%				$971,339,050

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2021	13

Schedule of Investments DoubleLine Selective Credit Fund (Cont.)

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Non-Agency Residential Collateralized Mortgage Obligations	89.6%
Short Term Investments	9.8%
Non-Agency Commercial Mortgage Backed Obligations	0.5%
Collateralized Loan Obligations	0.3%
Asset Backed Obligations	0.1%
Other Assets and Liabilities	(0.3)%

100.0%

(a)

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of period end.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

(c)	Value determined using significant unobservable inputs.

(d)	Interest only security

(e)

The interest rate may step up conditioned upon the aggregate remaining principal balance of the underlying mortgage loans being reduced below a targeted percentage of the aggregate original principal balance of the mortgage loans. The interest rate shown is the rate in effect as of period end.

(f)

The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of period end.

(g)

This security accrues interest which is added to the outstanding principal balance. The interest payment will be deferred until all other tranches in the structure are paid off. The rate disclosed is as of period end.

(h)

Coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of period end.

(i)

Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

(j)	Seven-day yield as of period end

(k)	The final coupon rate has not been established as of period end

14	DoubleLine Selective Credit Fund	The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities	March 31, 2021

ASSETS
Investments in Securities, at Value*	$878,536,729
Short Term Investments, at Value*	95,370,694
Interest Receivable	1,939,174
Prepaid Expenses and Other Assets	7,402
Receivable for Investments Sold	1,437
Total Assets	975,855,436

LIABILITIES
Distribution Payable	4,393,892
Administration, Fund Accounting and Custodian Fees Payable	41,079
Transfer Agent Expenses Payable	27,617
Professional Fees Payable	26,444
Trustees Fees Payable (See Note 7)	14,912
Accrued Expenses	12,442
Total Liabilities	4,516,386
Net Assets	$971,339,050

NET ASSETS CONSIST OF:
Paid-in Capital	$1,073,517,086
Undistributed (Accumulated) Net Investment Income (Loss)	1,668,552
Accumulated Net Realized Gain (Loss) on Investments	(64,298,366)
Net Unrealized Appreciation (Depreciation) on Investments	(39,548,222)
Total Distributable Earnings (Loss) (See Note 5)	(102,178,036)
Net Assets	$971,339,050

*Identified Cost:
Investments in Securities	$918,084,951
Short Term Investments	95,370,694

Class I (unlimited shares authorized):
Shares Outstanding	114,569,208
Net Asset Value, Offering and Redemption Price per Share	$8.48

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2021	15

Statement of Operations	Period Ended March 31, 2021

INVESTMENT INCOME
Income:
Interest	$40,891,758
Total Investment Income	40,891,758

Expenses:
Investment Advisory Fees	5,482,465
Administration, Fund Accounting and Custodian Fees	172,668
Professional Fees	142,815
Transfer Agent Expenses	91,686
Miscellaneous Expenses	51,517
Shareholder Reporting Expenses	15,575
Insurance Expenses	12,672
Trustees Fees	11,192
Registration Fees	1,788
Total Expenses	5,982,378
Less: Investment Advisory Fees (Waived)	(5,482,465)
Net Expenses	499,913

Net Investment Income (Loss)	40,391,845

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net Realized Gain (Loss) on Investments	1,812,470
Net Change in Unrealized Appreciation (Depreciation) on Investments	98,226,273
Net Realized and Unrealized Gain (Loss) on Investments	100,038,743

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$140,430,588

16	DoubleLine Selective Credit Fund	The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Year Ended March 31, 2021	Year Ended March 31, 2020

OPERATIONS
Net Investment Income (Loss)	$40,391,845	$47,741,827
Net Realized Gain (Loss) on Investments	1,812,470	(10,308,964)
Net Change in Unrealized Appreciation (Depreciation) on Investments	98,226,273	(115,298,638)
Net Increase (Decrease) in Net Assets Resulting from Operations	140,430,588	(77,865,775)

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings	(45,072,586)	(56,100,700)

Total Distributions to Shareholders	(45,072,586)	(56,100,700)

NET SHARE TRANSACTIONS
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(102,434,480)	295,007,856

Total Increase (Decrease) in Net Assets	$(7,076,478)	$161,041,381

NET ASSETS
Beginning of Period	$978,415,528	$817,374,147
End of Period	$971,339,050	$978,415,528

The accompanying notes are an integral part of these financial statements.	Annual Report	|	March 31, 2021	17

Financial Highlights

		Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped	Expenses After Investment Advisory Fees (Waived)	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped	Net Investment Income (Loss)
3/31/2021	$7.70	0.34	0.82	1.16	(0.38)	—	(0.38)	$8.48	15.25%	$971,339	0.60%	0.05%	0.05%	4.05%
3/31/2020	$8.77	0.42	(1.00)	(0.58)	(0.49)	—	(0.49)	$7.70	(7.11)%	$978,416	0.59%	0.04%	0.04%	4.79%
3/31/2019	$9.05	0.47	(0.13)	0.34	(0.62)	—	(0.62)	$8.77	3.85%	$817,374	0.61%	0.06%	0.06%	5.26%
3/31/2018	$9.14	0.56	0.13	0.69	(0.78)	—	(0.78)	$9.05	7.81%	$732,651	0.60%	0.05%	0.08%	6.04%
3/31/2017	$9.26	0.65	0.12	0.77	(0.89)	—	(0.89)	$9.14	8.69%	$476,739	0.62%	0.07%	0.07%	6.99%

										Period Ended
										3/31/2021	3/31/2020	3/31/2019	3/31/2018	3/31/2017
Portfolio turnover rate										31%	34%	25%	23%	20%

(a) Calculated based on average shares outstanding during the period.

18	DoubleLine Selective Credit Fund	The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements	March 31, 2021

1.  Organization

The Fund is a separate investment series of DoubleLine Funds Trust (the “Trust”). The Fund commenced operations on August 4, 2014 and was originally classified as a non-diversified fund. The Fund is currently operating as a diversified fund. Currently under the Investment Company Act of 1940, as amended (the “1940 Act”), a diversified fund generally may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer or own more than 10% of the outstanding voting securities of such issuer (except, in each case, U.S. Government securities, cash, cash items and the securities of other investment companies). The remaining 25% of a fund’s total assets is not subject to this limitation. Shares of the Fund may currently be purchased in transactions by the Adviser or its affiliates acting in their capacity as investment adviser (or in a similar capacity) for clients, including separately managed private accounts, investment companies registered under the 1940 Act, and other funds, each of which must be an “accredited investor” as defined in Regulation D under the Securities Act. The Fund also may permit purchases of shares by (i) qualified employees, officers and Trustees of the Fund and their qualified family members; (ii) qualified employees and officers of the Adviser or DoubleLine Group LP and their qualified family members; (iii) qualified affiliates of the Adviser or DoubleLine Group LP; and (iv) other qualified accounts. The Fund’s investment objective is to seek long-term total return.

The fiscal year end for the Fund is March 31, and the period covered by these Financial Statements is for the period ended March 31, 2021 (the “period end”).

2.  Significant Accounting Policies

The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946, “Financial Services—Investment Companies”, by the Financial Accounting Standards Board (“FASB”). The following is a summary of the significant accounting policies of the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“US GAAP”).

A. Security Valuation. The Fund has adopted US GAAP fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

•	Level 1—Unadjusted quoted market prices in active markets for identical securities

•	Level 2—Quoted prices for identical or similar assets in markets that are not active, or inputs derived from observable market data

•	Level 3—Significant unobservable inputs (including the reporting entity’s estimates and assumptions)

Market values for domestic and foreign fixed income securities are normally determined on the basis of valuations provided by independent pricing services. Vendors typically value such securities based on one or more inputs described in the following table which is not intended to be a complete list. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed income securities in which the Fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income securities. Securities that use similar valuation techniques and inputs as described in the following table are categorized as Level 2 of the fair value hierarchy. To the extent the significant inputs are unobservable, the values generally would be categorized as Level 3. Assets and liabilities may be transferred between levels.

Fixed-income class	Examples of Inputs

All

Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds and notes; convertible securities	Standard inputs and underlying equity of the issuer

US bonds and notes of government and government agencies	Standard inputs

Residential and commercial mortgage-backed obligations; asset-backed obligations (including collateralized loan obligations)	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information, trustee reports

Investments in registered open-end management investment companies will be valued based upon the net asset value (“NAV”) of such investments and are categorized as Level 1 of the fair value hierarchy.

Annual Report	|	March 31, 2021	19

Notes to Financial Statements (Cont.)

Securities may be fair valued by the Adviser in accordance with the fair valuation procedures approved by the Board of Trustees (the “Board”). The Adviser’s valuation committee is generally responsible for overseeing the day to day valuation processes and reports periodically to the Board. The Adviser’s valuation committee and the pricing group are authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations or third party vendor prices are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are deemed to be unreliable indicators of market or fair value.

The following is a summary of the fair valuations according to the inputs used to value the Fund’s investments as of March 31, 2021:

Category

Investments in Securities

Level 1

Money Market Funds	$95,370,694

Total Level 1	95,370,694

Level 2

Non-Agency Residential Collateralized Mortgage Obligations	869,880,008

Non-Agency Commercial Mortgage Backed Obligations	4,633,779

Collateralized Loan Obligations	2,429,446

Asset Backed Obligations	1,417,171

Total Level 2	878,360,404

Level 3

Non-Agency Commercial Mortgage Backed Obligations	176,325

Total Level 3	176,325

Total	$973,907,423

See the Schedule of Investments for further disaggregation of investment categories.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Fair Value as of 3/31/2020	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)(c)	Net Accretion (Amortization)	Purchases (a)	Sales (b)	Transfers Into Level 3(d)	Transfers Out of Level 3(d)	Fair Value as of 3/31/2021	Net Change in Unrealized Appreciation (Depreciation) on securities held at 3/31/2021(c)
Investments in Securities
Non-Agency Commercial Mortgage Backed Obligations	$84,932	$(170,159)	$129,349	$—	$—	$(44,122)	$176,325	$—	$176,325	$—
Non-Agency Residential Collateralized Mortgage Obligations	10,708,624	1,013,021	(299,848)	135,187	—	(10,272,789)	—	(1,284,195)	—	—
Total	$10,793,556	$842,862	$(170,499)	$135,187	$—	$(10,316,911)	$176,325	$(1,284,195)	$176,325	$—

(a)	Purchases include all purchases of securities, payups and corporate actions.

(b)	Sales include all sales of securities, maturities, and paydowns.

(c)

Any difference between Net Change in Unrealized Appreciation (Depreciation) and Net Change in Unrealized Appreciation (Depreciation) on securities held at March 31, 2021 may be due to a security that was not held or categorized as Level 3 at either period end.

(d)

Transfers into or out of Level 3 can be attributed to changes in the availability of pricing sources and/or in the observability of significant inputs used to measure the fair value of those instruments.

20	DoubleLine Selective Credit Fund

March 31, 2021

The following is a summary of quantitative information about Level 3 Fair Value Measurements:

	Fair Value as of 3/31/2021	Valuation Techniques	Unobservable Input	Unobservable Input Values (Weighted Average)(e)	Impact to valuation from an increase to input

Non-Agency Commercial Mortgage Backed Obligations	$176,325	Market Comparables		Yields	148.11% (148.11%)	Increase in the yields would have resulted in the decrease in the fair value of the security

(e)	Unobservable inputs were weighted by the relative fair value of the instruments.

B. Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes has been made.

The Fund may be subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains.

The Fund is considered a personal holding company as defined under Section 542 of the Internal Revenue Code because 50% of the value of the Fund’s shares were owned directly or indirectly by five or fewer individuals at certain times during the last half of the year. For this purpose, the term “individual” includes pension trusts, private foundations and certain other tax-exempt trusts. As a personal holding company, the Fund is subject to federal income taxes on undistributed personal holding company income at the maximum individual income tax rate. Generally, provisions for income taxes are not included in the financial statements as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the applicable statute of limitations, for all major jurisdictions. Open tax years 2018-2020 (Federal) and 2017-2020 (CA) for the Fund, are those that are open for exam by taxing authorities. As of March 31, 2021, the Fund has no examination in progress.

Management has analyzed the Fund’s tax position, and has concluded that no liability should be recorded related to uncertain tax positions expected to be taken on the tax return for the fiscal year ended March 31, 2021. The Fund identifies its major tax jurisdiction as U.S. Federal, the State of Delaware and the State of California. The Fund is not aware of any tax position for which it is reasonably possible that the total amount of unrecognized tax benefits will significantly change in the next twelve months. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances.

C. Security Transactions, Investment Income. Investment securities transactions are accounted for on trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Interest income, including non-cash interest, is recorded on an accrual basis. Discounts/premiums on debt securities purchased, which may include residual and subordinate notes, are accreted/amortized over the life of the respective securities using the effective interest method except for certain deep discount bonds where management does not expect the par value above the bond’s cost to be fully realized. Dividend income and corporate action transactions, if any, are recorded on the ex-date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of securities received. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

D. Dividends and Distributions to Shareholders. Dividends from net investment income will be declared and paid monthly. The Fund will distribute any net realized long or short-term capital gains at least annually. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from US GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed (accumulated) net investment income (loss), and/or undistributed (accumulated) realized gain (loss). Undistributed (accumulated) net investment income or loss may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or capital gain remaining at fiscal year end is distributed in the following year.

Distributions from investment companies will be classified as investment income or realized gains in the Statement of Operations based on the U.S. income tax characteristics of the distribution if such information is available. In cases where the tax characteristics are not available, such distributions are generally classified as investment income.

Annual Report	|	March 31, 2021	21

Notes to Financial Statements (Cont.)

E. Use of Estimates. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

F. Share Valuation. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses), by the total number of shares outstanding, rounded to the nearest cent. The Fund’s NAV is typically calculated on days when the New York Stock Exchange opens for regular trading.

G. Guarantees and Indemnifications. Under the Fund’s organizational documents, each Trustee and officer of the Fund is indemnified, to the extent permitted by the 1940 Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

3.  Related and Other Party Transactions

The Adviser provides the Fund with investment management services under an Investment Management Agreement (the “Agreement”). Under the Agreement, the Adviser manages the investment of the assets of the Fund, places orders for the purchase and sale of its portfolio securities and is responsible for providing certain resources to assist with the day-to-day management of the Fund’s business affairs. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 0.55% of the average daily net assets of the Fund. The Adviser has arrangements with DoubleLine Group LP to provide personnel and other resources to the Fund.

Pursuant to a letter agreement dated November 20, 2014 between the Adviser and the Trust, on behalf of the Fund (the “Letter Agreement”), the Adviser has agreed to waive the entire investment advisory fee it is entitled to receive pursuant to the Advisory Agreement effective as of December 1, 2014. Such waiver shall continue until terminated (1) by the Adviser upon 60 days’ notice to the Board or (2) immediately upon the approval of a majority vote of the Trustees of the Trust who are not “interested persons” of the Trust, as defined under the 1940 Act. The Adviser may not seek reimbursement from the Fund with respect to any advisory fees waived to comply with the terms of the Letter Agreement. Under the Letter Agreement, for the fiscal year ended March 31, 2021, the Adviser fully waived the total investment advisory fee of $5,482,465.

In addition, pursuant to an Expense Limitation Agreement between Trust, on behalf of the Fund, and the Adviser (the “Expense Limitation Agreement”), the Adviser has agreed to waive its investment advisory fee and to reimburse other ordinary operating expenses of the Fund to the extent necessary to limit the ordinary operating expenses to an amount not to exceed 0.64% for Class I shares. Ordinary operating expenses exclude taxes, commissions, mark-ups, litigation expenses, indemnification expenses, interest expenses, Acquired Fund Fees and Expenses, and any extraordinary expenses. The expense limitations described above are expected to apply until at least July 31, 2021. However, these expense limitations may be terminated by the Fund’s Board at any time.

Other than described above, to the extent that the Adviser waives its investment advisory fee and/or reimburses the Fund for other ordinary operating expenses pursuant to the Expense Limitation Agreement, it may seek reimbursement of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or reimbursed. The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any recoupment. Any such recoupment would be subject to review by the Board and to the Fund’s expense limitations in place when the expenses were reimbursed or the fees were waived.

As of March 31, 2021, there is no amount remaining that is eligible for reimbursement or recoupment.

4.  Purchases and Sales of Securities

For fiscal year ended March 31, 2021, purchases and sales of investments, excluding short term investments, were $285,507,898 and $414,094,402, respectively. There were no transactions in U.S. Government securities (defined as long-term U.S. Treasury bills, bonds and notes) during the period.

22	DoubleLine Selective Credit Fund

March 31, 2021

5.  Income Tax Information and Distributions to Shareholders

The tax character of distributions for the Fund was as follows:

	Year Ended March 31, 2021	Year Ended March 31, 2020

Distributions Paid From:

Ordinary Income	$45,072,586	$56,100,700

Total Distributions Paid	$45,072,586	$56,100,700

The cost basis of investments for federal income tax purposes as of March 31, 2021, was as follows:

Tax Cost of Investments	$1,014,764,164

Gross Tax Unrealized Appreciation	10,132,730

Gross Tax Unrealized Depreciation	(50,989,471)

Net Tax Unrealized Appreciation (Depreciation)	$(40,856,741

As of March 31, 2021, the components of accumulated earnings (losses) for income tax purposes were as follows:

Net Tax Unrealized Appreciation (Depreciation)	$(40,856,741)

Undistributed Ordinary Income	6,073,969

Undistributed Long Term Capital Gains	—

Total Distributable Earnings	6,073,969

Other Accumulated Gains (Losses)	(67,395,264)

Total Accumulated Earnings (Losses)	$(102,178,036)

As of March 31, 2021, the Fund had $62,989,847 available for a capital loss carryforward.

As of March 31, 2021, the Fund did not have any late year losses or post-October losses.

Additionally, US GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The permanent differences primarily relate to paydown losses. For the year ended March 31, 2021, the following table shows the reclassifications made:

	Undistributed (Accumulated) Net Investment Income(Loss)	Accumulated Net Realized Gain(Loss)	Paid-In Capital

DoubleLine Selective Credit Fund	6,322,419	(6,322,419)	—

If the Fund estimates that a portion of its regular distributions to shareholders may be comprised of amounts from sources other than net investment income, as determined in accordance with the Fund’s policies and practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, and beginning on October 1, 2020, the Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its expected tax character. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with US GAAP, and recordkeeping practices under income tax regulations. It is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with US GAAP might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.doublelinefunds.com for the most recent Section 19 Notice, if applicable. Information provided to you on a Section 19 notice is an estimate only and subject to change; final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Annual Report	|	March 31, 2021	23

Notes to Financial Statements (Cont.)

6.  Share Transactions

Transactions in the Fund’s shares were as follows:

	Year Ended March 31, 2021		Year Ended March 31, 2020

	Shares	Amount	Shares	Amount

Shares Sold	18,052,455	$149,100,000	46,234,191	$402,566,705

Shares Redeemed	(30,474,505)	(251,534,480)	(12,438,978)	(107,558,849)

Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(12,422,050)	$(102,434,480)	33,795,213	$295,007,856

7.  Trustees Fees

Trustees who are not affiliated with the Adviser and its affiliates received, as a group, fees of $11,192 from the Fund for the year ended March 31, 2021. These trustees may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the Fund, are treated as if invested in shares of the Fund or other funds managed by the Adviser and its affiliates. These amounts represent general, unsecured liabilities of the Fund and vary according to the total returns of the selected funds. Trustees Fees in the Statement of Operations are shown as $11,192 which includes $10,732 in current fees (either paid in cash or deferred) and an increase of $460 in the value of the deferred amounts. Certain trustees and officers of the Fund are also officers of the Adviser; such trustees and officers are not compensated by the Fund.

8.  Credit Facility

U.S. Bank, N.A. (the “Bank”) has made available to the Trust (the “DoubleLine Funds”) an uncommitted, $725,000,000 credit facility for short term liquidity in connection with shareholder redemptions. Under the terms of the credit facility, borrowings for each DoubleLine Fund are limited to one-third of the total assets (including the amount borrowed) of such DoubleLine Fund. Fifty percent of the credit facility is available to all of the DoubleLine Funds on a first come, first served basis. The remaining 50% of the credit facility is allocated among the DoubleLine Funds in accordance with procedures adopted by the Board. Effective March 15, 2021, borrowings under this credit facility bear interest at the greater of 0.00% or the Bank’s prime rate less 1.00%. Prior to March 15, 2021, borrowings under this credit facility bore interest at the Bank’s prime rate less 0.50%.

For the year ended March 31, 2021, the Fund did not draw on its available credit facility.

9.  Significant Shareholder Holdings

As of March 31, 2021, the Fund had 17 shareholders of record; four of the Fund’s shareholders, two of which were under common control with each other, collectively owned 49% of the total outstanding shares of the Fund. Each shareholder is an institutional separate account over which the Adviser has investment discretion. See the description of Large Shareholder Risk in the following Principal Risks Note.

10.  Principal Risks

Below are summaries of some, but not all, of the principal risks of investing in the Fund, each of which could adversely affect the Fund’s NAV, yield and total return. You should read the Fund’s private placement memorandum carefully for a description of the principal risks associated with investing in the Fund.

•

asset allocation risk:  the risk that the Fund’s investment performance may depend, at least in part, on how its assets are allocated and reallocated among asset classes, sectors, underlying funds and/or investments and that such allocation will focus on asset classes, sectors, underlying funds, or investments that perform poorly or underperform other asset classes, sectors, underlying funds, or available investments.

•

asset-backed securities investment risk:  the risk that borrowers may default on the obligations that underlie the asset-backed security and that, during periods of falling interest rates, asset backed securities may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate, and the risk that the impairment of the value of the collateral underlying a security in which the Fund invests (due, for example, to non-payment of loans) will result in a reduction in the value of the security.

•	cash position risk: to the extent that the Fund holds assets in cash, cash equivalents, and other short-term investments, the ability of the Fund to meet its objective may be limited.

24	DoubleLine Selective Credit Fund

March 31, 2021

•

collateralized debt obligations risk:  the risks of an investment in a collateralized debt obligation (“CDO”) depend largely on the quality and type of the collateral and the tranche of the CDO in which the Fund invests. Normally, collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLO”) and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be illiquid. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from the collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CDOs that are subordinate to other classes of the issuer’s securities; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

•

counterparty risk:  the risk that the Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments, such as repurchase and reverse repurchase agreements, entered into by the Fund or held by special purpose or structured vehicles in which the Fund invests; that the Fund’s counterparty will be unable or unwilling to perform its obligations; that the Fund will be unable to enforce contractual remedies if its counterparty defaults; that if a counterparty becomes bankrupt, the Fund may experience significant delays in obtaining any recovery under the derivative contract or may obtain limited or no recovery in a bankruptcy or other insolvency proceeding. Subject to certain limitations for U.S. federal income tax purposes, the Fund is not subject to any limit with respect to the number of transactions it can enter into with a single counterparty. To the extent that the Fund enters into multiple transactions with a single or a small set of counterparties, it will be subject to increased counterparty risk.

•	debt securities risks:

°

credit risk:  the risk that an issuer or counterparty will fail to pay its obligations to the Fund when they are due. As a result, the Fund’s income might be reduced, the value of the Fund’s investment might fall, and/or the Fund could lose the entire amount of its investment. Changes in the financial condition of an issuer or counterparty, changes in specific economic, social or political conditions that affect a particular type of security or other instrument or an issuer, and changes in economic, social or political conditions generally can increase the risk of default by an issuer or counterparty, which can affect a security’s or other instrument’s credit quality or value and an issuer’s or counterparty’s ability to pay interest and principal when due. The values of lower quality debt securities (commonly known as “junk bonds”), including floating rate loans, tend to be particularly sensitive to these changes. The values of securities also may decline for a number of other reasons that relate directly to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.

°

extension risk:  the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

°

interest rate risk:  the risk that debt instruments will change in value because of changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration.

°

prepayment risk:  the risk that the issuer of a debt security, including floating rate loans and mortgage-related securities, repays all or a portion of the principal prior to the security’s maturity. In times of declining interest rates, there is a greater likelihood that the Fund’s higher yielding securities will be pre-paid with the Fund being unable to reinvest the proceeds in an investment with as great a yield. Prepayments can therefore result in lower yields to shareholders of the Fund.

°

LIBOR risk:  LIBOR is the offered rate for wholesale, unsecured funding available to major international banks. The terms of many investments, financings or other transactions to which the Fund may be a party have been historically tied to LIBOR. LIBOR may also be a significant factor in determining payment obligations under a derivative investment and may be used in other ways that affect the Fund’s investment performance. The phase out of a majority of the U.S. dollar LIBOR publications is expected to occur some time in 2023, with the remainder of LIBOR publications expected to end at the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates, though there can be no assurance any such publications would be considered representative of the underlying market. The transition from LIBOR and the terms of any replacement rate(s) may adversely affect transactions that use LIBOR as a reference rate, financial institutions that engage in such transactions, and the financial markets generally. As such, the transition away from LIBOR may adversely affect the Fund’s performance.

•

defaulted securities risk:  the significant risk of the uncertainty of repayment of defaulted securities (e.g., a security on which a principal or interest payment is not made when due) and obligations of distressed issuers.

Annual Report	|	March 31, 2021	25

Notes to Financial Statements (Cont.)

•

derivatives risk:  the risk that an investment in derivatives will not perform as anticipated by the Adviser, may not be available at the time or price desired, cannot be closed out at a favorable time or price, will increase the Fund’s transaction costs, or will increase the Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely or at all with that of the cash investment; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing the Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge. In October 2020, the Securities and Exchange Commission adopted new regulations governing the use of derivatives (“Rule 18f-4”), which will impose limits on the amount of derivatives the Fund can enter into and will treat derivatives, as well as certain debt securities, as senior securities. The Fund’s ability to use derivative instruments and other senior securities, including any credit facilities available to it, and to invest and operate as it has historically, may be adversely affected as a result of new Rule 18f-4 under the 1940 Act once compliance is required in the middle of 2022.

•

focused investment risk:  the risk that a fund that invests a substantial portion of its assets in a particular market, industry, sector, group of industries or sectors, country, region, group of countries or asset class is, relative to a fund that invests in a more diverse investment portfolio, more susceptible to any single economic, market, political, regulatory or other occurrence affecting, for example, the particular markets, industries, regions, sectors or asset classes in which the Fund is invested.

•	foreign currency risk: the risk that fluctuations in exchange rates may adversely affect the value of the Fund’s investments denominated in foreign currencies.

•

foreign investing risk:  the risk that investments in foreign securities or in issuers with significant exposure to foreign markets, as compared to investments in U.S. securities or in issuers with predominantly domestic market exposure, may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. If the Fund buys securities denominated in a foreign currency, receives income in foreign currencies, or holds foreign currencies from time to time, the value of the Fund’s assets, as measured in U.S. dollars, can be affected unfavorably by changes in exchange rates relative to the U.S. dollar or other foreign currencies. Foreign markets are also subject to the risk that a foreign government could restrict foreign exchange transactions or otherwise implement unfavorable currency regulations.

•

fund level tax risk:  the risk that the Fund while considered a personal holding company for federal income tax purposes will incur a Fund-level income tax and an additional personal holding company tax of 20% on all the investment income and gains of the Fund not timely distributed to shareholders.

•

high yield risk:  the risk that debt instruments rated below investment grade or debt instruments that are unrated and of comparable or lesser quality are predominantly speculative. These instruments, commonly known as ‘junk bonds’, have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, and less secondary market liquidity.

•

large shareholder risk:  the risk that certain account holders, including the Adviser or funds or accounts over which the Adviser (or related parties of the Adviser) has investment discretion, may from time to time own or control a significant percentage of the Fund’s shares. The Fund is subject to the risk that a redemption by those shareholders of all or a portion of their Fund shares, including as a result of an asset allocation decision made by the Adviser (or related parties of the Adviser), will adversely affect the Fund’s performance if it is forced to sell portfolio securities or invest cash when the Adviser would not otherwise choose to do so. Redemptions of a large number of shares may affect the liquidity of the Fund’s portfolio, increase the Fund’s transaction costs, and accelerate the realization of taxable income and/or gains to shareholders.

•

leveraging risk:  the risk that certain investments by the Fund involving leverage may have the effect of increasing the volatility of the Fund’s value of the portfolio, and the risk of loss in excess of invested capital.

•

limited offering risk:  the risk that since the Fund is currently offered only to a limited number of investors, the Fund’s assets may grow at a slower rate than if the Fund engaged in a broader public offering. As a result, the Fund may incur operating expenses at a rate higher than mutual funds that are larger or more broadly offered. In addition, the Fund’s assets may not achieve a size sufficient to make the Fund economically viable. Any liquidation of the Fund may result in a sale of assets of the Fund at an unfavorable time or at prices below those at which the Fund has valued them.

•	liquidity risk: the risk that the Fund may be unable to sell a portfolio investment at a desirable time or at the value the Fund has placed on the investment.

•

market risk:  the risk that markets will perform poorly or that the returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of investments. Markets may, in response to governmental actions or intervention, political, economic or market developments, or other external factors such as those

26	DoubleLine Selective Credit Fund

March 31, 2021

experienced in the first calendar quarter of 2020 in response to an outbreak of respiratory disease caused by a novel coronavirus designated as COVID-19, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. These risks may be heightened for fixed income securities due to the current low interest rate environment.

•

mortgage-backed securities risk:  the risk that borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities will default or otherwise fail and that, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. The values of certain types of mortgage-backed securities, such as inverse floaters and interest-only and principal-only securities, may be extremely sensitive to changes in interest rates and prepayment rates. The Fund may invest in mortgage-backed securities that are subordinate in their right to receive payment of interest and re-payment of principal to other classes of the issuer’s securities.

•

operational and information security risks:  an investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in investment losses to the Fund, a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

•

portfolio management risk:  the risk that an investment strategy may fail to produce the intended results or that the securities held by the Fund will underperform other comparable funds because of the portfolio managers’ choice of investments.

•

portfolio turnover risk:  the risk that frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in larger distributions of taxable capital gains to investors as compared to a fund that trades less frequently.

•	price volatility risk: the risk that the value of the Fund’s investment portfolio will change, potentially frequently and in large amounts, as the prices of its investments go up or down.

•

reliance on the adviser:  the risk associated with the Fund’s ability to achieve its investment objective being dependent upon the Adviser’s ability to identify profitable investment opportunities for the Fund. While the portfolio managers of the Fund may have considerable experience in managing other portfolios with investment objectives, policies and strategies that are similar, the past experience of the portfolio managers, including with other strategies and funds, does not guarantee future results for the Fund.

•

restricted securities risk:  the risk that the Fund may be prevented or limited by law or the terms of an agreement from selling a security (a “restricted security”). To the extent that the Fund is permitted to sell a restricted security, there can be no assurance that a trading market will exist at any particular time and the Fund may be unable to dispose of the security promptly at reasonable prices or at all. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility.

•

securities or sector selection risk:  the risk that the securities held by the Fund will underperform securities held in other funds investing in similar asset classes or comparable benchmarks because of the portfolio managers’ choice of securities or sectors for investment. To the extent the Fund focuses or concentrates its investments in a particular sector or related sectors, the Fund will be more susceptible to events or factors affecting companies in that sector or related sectors.

•

structured products and structured notes risk:  the risk that an investment in a structured product, which includes, among other things, CDOs, mortgage-backed securities, other types of asset-backed securities and certain types of structured notes, may decline in value due to changes in the underlying instruments, indexes, interest rates or other factors on which the product is based (“reference measure”). Depending on the reference measure used and the use of multipliers or deflators (if any), changes in interest rates and movement of the reference measure may cause significant price and cash flow fluctuations. In addition to the general risks associated with fixed income securities discussed herein, structured products carry additional risks including, but not limited to: (i) the possibility that distributions from underlying investments will not be adequate to make interest or other payments; (ii) the quality of the underlying investments may decline in value or default; (iii) the possibility that the security may be subordinate to other classes of the issuer’s securities; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or

Annual Report	|	March 31, 2021	27

Notes to Financial Statements (Cont.)

unexpected investment results; and (v) because the structured products are generally privately offered and sold, they may be thinly traded or have a limited trading market, which may increase the Fund’s illiquidity and reduce the Fund’s income and the value of the investment, and the Fund may be unable to find qualified buyers for these securities.

•

valuation risk:  the valuation of the Fund’s investments involves subjective judgment. There can be no assurance that the Fund will value its investments in a manner that accurately reflects their market values or that the Fund will be able to sell any investment at a price equal to the valuation ascribed to that investment for purposes of calculating the Fund’s NAV. Certain securities in which the Fund may invest, including, for example, high yield bonds, commodities, derivatives, emerging market securities, mortgage-related securities, complex securities, and thinly-traded or illiquid investments may be more difficult to value accurately, especially during periods of market disruptions or extreme market volatility. Technological issues or other service disruption issues involving third party service providers may also cause the Fund to value its investments incorrectly. Incorrect valuations of the Fund’s portfolio holdings could result in the Fund’s shareholder transactions being effected at an NAV that does not accurately reflect the underlying value of the Fund’s portfolio, resulting in the dilution of shareholder interests.

11.  Recently Issued Accounting Pronouncements

In March 2020, FASB issued Accounting Standards Update (ASU) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this ASU.

12.  Subsequent Events

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Fund has determined there are no subsequent events that would need to be disclosed in the Fund’s financial statements.

28	DoubleLine Selective Credit Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of DoubleLine Funds Trust and Shareholders of DoubleLine Selective Credit Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of DoubleLine Selective Credit Fund (one of the funds constituting DoubleLine Funds Trust, referred to hereafter as the “Fund”) as of March 31, 2021, the related statement of operations for the year ended March 31, 2021, the statement of changes in net assets for each of the two years in the period ended March 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2021 and the financial highlights for each of the five years in the period ended March 31 ,2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Los Angeles, California

May 20, 2021

We have served as the auditor of one or more investment companies in DoubleLine Investment Company Complex since 2010.

Annual Report	|	March 31, 2021	29

Shareholder Expenses	(Unaudited) March 31, 2021

Example

As a shareholder of the Fund, you incur two basic types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 10/1/2020 through 3/31/2021. Expenses Paid During Period are equal to the net annualized expense ratio for the Fund, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Actual Expenses

The actual return columns in the following table provide information about account values based on actual returns and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the respective line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. In addition to the expenses shown below in the table, as a shareholder you will be assessed fees for returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The transfer agent charges a transaction fee of $25.00 on returned checks and stop payment orders. If you paid a transaction fee, you would add the fee amount to the expenses paid on your account this period to obtain your total expenses paid.

Hypothetical Example for Comparison Purposes

The hypothetical return columns in the following table provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect the transaction fees discussed above. Therefore, those columns are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Actual		Hypothetical (5% return before expenses)

		Fund’s Annualized Expense Ratio[1]	Beginning Account Value	Ending Account Value 3/31/21	Expenses Paid During Period(a)(b)	Ending Account Value 3/31/21	Expenses Paid During Period(a)(b)

DoubleLine Selective Credit Fund	Class I	0.06%	$1,000	$1,033	$0.30	$1,025	$0.30

(a) Expenses Paid During Period are equal to the net annualized expense ratio for the Fund, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

(b) Reflects fee waiver and expense limitation arrangements in effect during the period.

30	DoubleLine Selective Credit Fund

Growth of Investment	(Unaudited) March 31, 2021

DoubleLine Selective Credit Fund

Value of a $100,000 Investment

Class I Shares1

Average Annual Total Returns1

As of March 31, 2021

	1 Year	5 Year	Since Inception (8/4/2014)

DoubleLine Selective Credit Fund Class I	15.25%	5.43%	5.03%

Bloomberg Barclays U.S. Aggregate Bond Index	0.71%	3.10%	3.16%

[1]

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The private placement memorandum contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a private placement memorandum, contact an authorized representative at 213-633-8200. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Please call 213-633-8200 to receive performance results current to the most recent month-end. Bloomberg Barclays U.S. Aggregate Bond Index-This index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. The Fund’s investments likely will diverge widely from the components of the benchmark Index which could lead to performance dispersion between the Fund and the benchmark Index, meaning that the Fund could outperform or underperform the Index at any given time.

Annual Report	|	March 31, 2021	31

Evaluation of Advisory Agreement by the Board of Trustees	(Unaudited) March 31, 2021

DoubleLine Total Return Bond Fund

DoubleLine Core Fixed Income Fund

DoubleLine Emerging Markets Fixed Income Fund

DoubleLine Multi-Asset Growth Fund

DoubleLine Cayman Multi-Asset Growth Fund I Ltd.

DoubleLine Low Duration Bond Fund

DoubleLine Floating Rate Fund

DoubleLine Shiller Enhanced CAPE®

DoubleLine Flexible Income Fund

DoubleLine Low Duration Emerging Markets Fixed Income Fund

DoubleLine Long Duration Total Return Bond Fund

DoubleLine Selective Credit Fund

DoubleLine Strategic Commodity Fund

DoubleLine Strategic Commodity Ltd.

DoubleLine Global Bond Fund

DoubleLine Infrastructure Income Fund

DoubleLine Ultra Short Bond Fund

DoubleLine Shiller Enhanced International CAPE®

DoubleLine Colony Real Estate and Income Fund

DoubleLine Emerging Markets Local Currency Bond Fund

DoubleLine Income Fund

DoubleLine Opportunistic Credit Fund

DoubleLine Income Solutions Fund

DoubleLine Yield Opportunities Fund

At a meeting in February 2021, the Boards of Trustees (the “Board” or the “Trustees”) of the DoubleLine open-end mutual funds and closed-end funds listed above (the “Funds”) approved the continuation of the investment advisory and sub-advisory agreements (the “Advisory Agreements”) between DoubleLine and those Funds. That included approval by the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Funds (the “Independent Trustees”) voting separately. When used in this summary, “DoubleLine” refers collectively to DoubleLine Capital LP and/or to DoubleLine Alternatives LP, as appropriate in the context.

The Trustees’ determination to approve the continuation of each Advisory Agreement was made on the basis of each Trustee’s business judgment after an evaluation of all of the information provided to the Trustees, including information provided for their consideration at their February 2021 meeting with management and at meetings held in preparation for that February 2021 meeting, including portions held outside the presence of management, specifically to review and consider materials related to the proposed continuation of each Advisory Agreement. The Trustees meet regularly with investment advisory, compliance, risk management, operational, and other personnel from DoubleLine and regularly review detailed information, presented both orally and in writing, regarding the services performed by DoubleLine for the benefit of the Funds, DoubleLine’s investment program for each Fund, the performance of each Fund, the expense of each Fund, and the operations of each Fund. In considering whether to approve the continuation of the Advisory Agreements, the Trustees took into account information presented to them over the course of the past year.

This summary describes a number, but not necessarily all, of the most important factors considered by the Board and the Independent Trustees. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. No single factor was determined to be decisive. In all of their deliberations, the Independent Trustees were advised by independent counsel.

The Trustees considered the nature, extent, and quality of the services, including the expertise and experience of investment personnel, provided and expected to be provided by DoubleLine to each Fund. In this regard, the Trustees considered that DoubleLine provides a full investment program for the Funds, and noted DoubleLine’s representation that it seeks to provide attractive returns with a strong emphasis on risk management. The Board considered in particular the difficulty of managing debt-related portfolios, noting that managing such portfolios requires a portfolio management team to balance a number of factors, which may include, among others, securities of varying maturities and durations, actual and anticipated interest rate changes and volatility, prepayments, collateral management, counterparty management, pay-downs, credit events, workouts, and net new issuances. In their evaluation of the services provided by DoubleLine and the Funds’ contractual relationships with DoubleLine, the

32	DoubleLine Selective Credit Fund

(Unaudited) March 31, 2021

Trustees considered generally the long-term performance record of the firm’s portfolio management personnel, including among others Mr. Jeffrey Gundlach, and the strong investor interest in products managed by DoubleLine.

The Trustees reviewed reports prepared by Strategic Insight (the “Strategic Insight Reports”), an Asset International Company (“Strategic Insight”), that compared, among other information, each Fund’s net management fee rate and net total expense ratio (Class I shares with respect to the open-end Funds) against the net management fee rate and net total expense ratio of a group of peers selected by Strategic Insight, and each Fund’s performance records (Class I shares with respect to the open-end Funds) for the one-year, three-year (where applicable), and five-year (where applicable) periods ended December 31, 2020 against the performance records of those funds in each Fund’s Morningstar category and the performance of the Fund’s broad-based benchmark index. The Independent Trustees met with Strategic Insight representatives to review the comparative information set out in the Strategic Insight Reports, the methodologies used by Strategic Insight in compiling those reports and the peer groups used within those reports, and considerations to weigh in evaluating the comparative information presented in those reports.

With respect to the comparative performance information in the Strategic Insight Reports, the Trustees considered, among other things, the specific factors cited by DoubleLine for any relative underperformance of the Funds. In this regard, the Trustees noted that many of the Funds underperformed either the average performance of the funds in their Morningstar categories and/or their benchmark index over one or more of the periods shown. The Independent Trustees considered DoubleLine’s explanation for each Fund’s relative underperformance, and noted DoubleLine’s explanation that the principal drivers of that underperformance included, among other things, some or all of the following: the poor relative performance of the mortgage-backed and other asset-backed securities held by a Fund in parts of 2020, a Fund’s significant underweight exposure to corporate bonds relative to its peers and/or its benchmark index, and a Fund’s shorter duration positioning relative to its peers and/or its benchmark index. The Trustees noted in this regard that those investment positions appeared generally consistent with DoubleLine’s long-term focus on structured products, such as mortgage-backed securities, as an integral component of its approach to fixed income investing and DoubleLine’s historical approach to risk management. The Trustees also considered information Strategic Insight and DoubleLine provided regarding differences in investment mandate, investment focus, and/or investment approach between a Fund and other funds in a Fund’s Morningstar category.

In addition, the Trustees reviewed and considered information that DoubleLine provides to them quarterly regarding each Fund’s relative performance for other measurement periods, including each Fund’s since inception performance. The Trustees noted that in the case of Funds with more than five years of investment operations the information DoubleLine provides quarterly includes performance information for a longer measuring period than the longest period shown in the Strategic Insight Reports. In evaluating that information, the Trustees took into account that information was not prepared by Strategic Insight, nor was it prepared using the same methodologies as the Strategic Insight Reports, but they noted that the performance information for longer periods of time might better represent a Fund’s performance record over one or more full market cycles. The Trustees noted in this regard that a number of the Funds that had underperformed on a relative basis over one or more shorter periods of time shown in the Strategic Insight Reports had strong relative performance over the longer since-inception periods shown in the information DoubleLine provided to them as part of their regular quarterly materials for their February 2021 meeting.

The Trustees considered the portion of the Strategic Insight Reports covering the open-end Funds’ net management fees and net total expenses. As part of their review, the Trustees considered each open-end Fund’s net management fee rate relative to its expense peer group. The Trustees considered DoubleLine’s pricing policy for its advisory fees and that DoubleLine does not seek to be a lowest cost provider, nor does it have a policy to set its advisory fees below the median of a Fund’s peers. In respect of the three open-end Funds with net management fees that were in the fourth quartile of their expense groups, the Trustees considered, among other things, that significant differences exist between the Fund’s principal investment strategies and those of the bulk of the funds in its peer group, as in the case of DoubleLine Infrastructure Income Fund; DoubleLine’s demonstrated significant expertise and experience running the investment strategy over the long term, as in the case of DoubleLine Total Return Bond Fund; or the Fund’s strong relative long-term performance record as shown in the Strategic Insight Report, as in the case of DoubleLine Emerging Markets Fixed Income Fund. The Trustees noted also that, in each case, there were one or more funds in each of those Funds’ peer groups with higher net management fees and, in some cases, multiple funds with significantly higher net management fees.

The Trustees also considered the portion of the Strategic Insight Reports covering the open-end Funds’ net total expenses, noting that the reports showed that each open-end Fund, other than DoubleLine Emerging Markets Fixed Income Fund, DoubleLine Emerging Markets Local Currency Bond Fund, DoubleLine Floating Rate Fund, DoubleLine Infrastructure Income Fund, DoubleLine Multi-Asset Growth Fund, DoubleLine Strategic Commodity Fund, and DoubleLine Total Return Bond Fund, had a net total expense ratio in the first or second quartile of its expense peer group. The Trustees noted that DoubleLine Floating Rate Fund’s net total

Annual Report	|	March 31, 2021	33

Evaluation of Advisory Agreement by the Board of Trustees (Cont.)

expense ratio was at exactly the median of its peer group, that DoubleLine Total Return Bond Fund’s net total expense ratio was less than 1 basis point above the median of its peer group, and that DoubleLine Emerging Markets Local Currency Bond Fund’s net total expense ratio was 2 basis points above the median of its peer group. The Trustees noted that each of DoubleLine Infrastructure Income Fund, DoubleLine Multi-Asset Growth Fund, and DoubleLine Strategic Commodity Fund had net total expense ratios significantly below the high end of the range of their expense groups and had net total expense ratios below several other funds in their expense peer groups. The Trustees noted that only one Fund, DoubleLine Emerging Markets Fixed Income Fund, had a net total expense ratio that was in the fourth comparative quartile of its expense peer group and, in that respect, they noted that the Fund’s net total expense ratio was below a number of its peers and in line with several others, and they also took into account DoubleLine Emerging Markets Fixed Income Fund’s favorable longer-term performance, which was above the median of its Morningstar category for the three-year and five-year periods shown and above its benchmark index for the five-year period shown (the longest performance period shown for the Fund in the Strategic Insight Report).

In respect of the closed-end Funds, the Trustees considered the information in the Strategic Insight Reports regarding the Funds’ net management fees and net total expenses, based on each Fund’s net assets (i.e., excluding the principal amount of borrowings) and, separately, on each Fund’s total managed assets. As to DoubleLine Opportunistic Credit Fund (“DBL”), the Trustees noted that DBL’s net management fee rate and net total expense ratio were shown in the Strategic Insight Report to be higher than the median of the Fund’s expense peer group on both a net assets and a total managed assets basis, though below one or more of DBL’s expense group peers in each instance. The Independent Trustees noted that DBL’s net management fees were in the third quartile of DBL’s expense group on both a net assets and a total managed assets basis and that DBL’s net total expenses were in the third quartile of DBL’s expense group on a net assets basis, but in the fourth quartile of the expense group when measured against total managed assets. In this regard the Strategic Insight Report showed that DBL had utilized lower levels of leverage relative to many of its expense group peers on the measuring date used for the Strategic Insight Report. The Trustees also considered DoubleLine’s statement that DBL’s fees reflect the experience and expertise DoubleLine brings to managing the Fund.

As to DoubleLine Income Solutions Fund (“DSL”), the Trustees noted that DSL’s net total expense ratio was below the median of its expense peer group on both a net assets and a total managed assets basis and that its net management fee rate was below the median of its expense peer group on a total managed assets basis and above, though near, the median of its expense group on a net assets basis. In evaluating the comparative net management fee and net total expense ratios of DSL, the Trustees considered DSL’s first quartile relative performance over the longest period shown in the Strategic Insight Report and DoubleLine’s statement that the Fund’s fees reflect the experience and expertise DoubleLine brings to managing the Fund.

As to DoubleLine Yield Opportunities Fund (“DLY”), the Trustees noted that DLY had less than a year of performance history and that it had performed in the third quartile of its Morningstar peer group over the six-month period ended December 31, 2020 and above the median, though below the average, of its peer group for the three-month period ended December 31, 2020.

The Trustees compared DLY’s net management fees and net total expenses to two peer groups assembled by Strategic Insight: (1) a group of closed-end funds that had recently launched with organizational and offering expense arrangements similar to those of DLY (“Group A”) and (2) a group of leveraged closed-end bond funds, which had not necessarily adopted recent structural changes in the closed-end marketplace (or which were launched prior to when those changes began to be adopted) (“Group B”). The Trustees noted that DLY’s net management fee was above the median net management fee of Group A, though below a number of the funds in Group A, and that DLY’s net total expense ratio was equal to the median total expense ratio of Group A, in each case when measured against each fund’s net assets. The Trustees noted that DLY’s net management fee and net total expense ratio compared less favorably against the funds in Group A when measured by reference to total managed assets. In this regard the Strategic Insight Report showed that DLY had utilized lower levels of leverage relative to many of its Group A peers on the measuring date used for the Strategic Insight Report. The Trustees noted also that DLY’s net management fees were generally higher, and in some cases substantially higher, than the fees of the peer funds in Group B, though not unreasonably so in light of the risks that DoubleLine had assumed as DLY’s sponsor in line with recent structural changes in the closed-end marketplace, the complexity of the Fund’s investment strategies, and DoubleLine’s investment experience and expertise. In evaluating the comparative net management fee rate of DLY, the Trustees considered DoubleLine’s representation that it believes that DLY represents good value to shareholders, in light of the expertise and experience of DLY’s portfolio managers, Messrs. Gundlach and Sherman, with whom the Board was familiar.

The Trustees noted that each of DBL, DSL, and DLY had employed leverage during some or all of the period shown in the Strategic Insight Reports, and considered information from DoubleLine intended to show that each Fund’s use of leverage was accretive to the Fund’s investment performance, after taking into account any expenses related to the leverage, including incremental management fees.

34	DoubleLine Selective Credit Fund

(Unaudited) March 31, 2021

The Trustees considered that DoubleLine provides a variety of other services to the Funds in addition to investment advisory services, including, among others, a number of back-office services, valuation services, compliance services, liquidity monitoring services, certain forms of information technology services (such as internal reporting), assistance with accounting and distribution services, and supervision and monitoring of the Funds’ other service providers. The Trustees considered DoubleLine’s ongoing efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Trustees also considered the nature and structure of the Funds’ compliance program, including the policies and procedures of the Funds and their various service providers (including DoubleLine). The Trustees considered the quality of those non-investment advisory services and determined that their quality appeared to support the continuation of the Funds’ arrangements with DoubleLine.

The Trustees considered information provided by DoubleLine relating to its historical and continuing commitment to hire additional resources and to invest in technology enhancements to support DoubleLine’s ability to provide services to the Funds. The Trustees concluded that it appeared that DoubleLine continued to have sufficient quality and depth of personnel, resources, and investment methods.

The Trustees considered materials relating to the fees charged by DoubleLine to non-Fund clients for which DoubleLine employs investment strategies substantially similar to one or more Funds’ investment strategies, including institutional separate accounts advised by DoubleLine and mutual funds for which DoubleLine serves as subadviser. The Trustees noted the information DoubleLine provided regarding certain institutional separate accounts advised by it and funds subadvised by it that are subject to fee schedules that differ from, and are in most cases lower than, the rates paid by a Fund with substantially similar investment strategies. The Trustees noted DoubleLine’s representations that administrative, compliance, operational, legal, and other burdens of providing investment advice to mutual funds exceed in many respects those required to provide advisory services to non-mutual fund clients, such as institutional accounts for retirement or pension plans, which may have differing contractual requirements. The Trustees noted DoubleLine’s representations that DoubleLine bears substantially greater legal and other responsibilities and risks in managing and sponsoring mutual funds than in managing private accounts or in subadvising mutual funds sponsored by others, and that the services and resources required of DoubleLine when it subadvises mutual funds sponsored by others generally are less extensive than those required of DoubleLine to serve the Funds, because, where DoubleLine serves as a subadviser, many of the sponsorship, operational, and compliance responsibilities related to the advisory function are retained by the primary adviser.

The Trustees reviewed information as to general estimates of DoubleLine’s profitability with respect to each Fund, taking into account among other things information about both the direct and the indirect benefits to DoubleLine from managing the Funds. The Trustees considered information provided by DoubleLine as to the methods it uses, and the assumptions it makes, in calculating its profitability. The Trustees considered representations from DoubleLine that its compensation and incentive policies and practices enable DoubleLine to attract, retain, and motivate highly qualified and experienced employees. The Trustees noted that DoubleLine experienced significant profitability in respect of certain of the Funds, but noted that in those cases it would be appropriate to consider that profitability in light of various other considerations such as the nature, extent, and quality of the services provided by DoubleLine, the relative long-term performance of the relevant Funds, the consistency and transparency of the Funds’ investment operations over time, and the competitiveness of the management fees and total operating expenses of the Funds. The Trustees separately considered information regarding DoubleLine’s reinvestment in its business to maintain its ability to provide high-quality services to the Funds, and noted DoubleLine’s need to invest in technology, infrastructure, and staff to continue to provide services and accommodate changing regulatory requirements.

In their evaluation of economies of scale, the Trustees considered, among other things, the pricing of the Funds and DoubleLine’s reported profitability, and that a number of the open-end Funds had achieved significant size. They noted also that none of the Funds has breakpoints in its advisory fee schedule, though the Trustees considered management’s view that the fee schedules for the Funds remained consistent with DoubleLine’s original pricing philosophy of proposing an initial management fee rate that generally, when taking into account expense limitations (where applicable), reflects reasonably foreseeable economies of scale. In this regard, the Trustees noted also that the information provided by Strategic Insight supported the view that the net management fees of the largest open-end Funds remained fairly priced. The Trustees further noted that DoubleLine was subsidizing the expenses of a number of Funds with less scale, with the prospect of recouping those fees at a later date. In evaluating economies of scale more generally, the Trustees also noted ongoing changes to the regulatory environment, which required DoubleLine to re-invest in its business and infrastructure. On the basis of these factors and others, the Trustees concluded that it was not necessary at the present time to implement breakpoints for any of the Funds, although they would continue to consider the question periodically in the future.

With regard to DBL, DSL, and DLY, the Trustees noted that these Funds have not increased in assets significantly from their initial offerings due principally to their status as closed-end investment companies and that there were therefore no substantial increases

Annual Report	|	March 31, 2021	35

Evaluation of Advisory Agreement by the Board of Trustees (Cont.)

in economies of scale realized with respect to these Funds since their inception. The Trustees noted DoubleLine’s view that the levels of its profitability in respect of DBL, DSL, and DLY are appropriate in light of the investment it has made in these Funds, the quality of the investment management and other teams provided by it, and its continued investments in its own business.

On the basis of these considerations as well as others and in the exercise of their business judgment, the Trustees determined that they were satisfied with the nature, extent, and quality of the services provided to each Fund under its Advisory Agreement(s); that it appeared that the management fees paid by each Fund to DoubleLine were generally within the range of management fees paid by its peer funds, and generally reasonable in light of the services provided, the quality of the portfolio management teams, and each Fund’s performance to date; that the fees paid by each Fund did not appear inappropriate in light of the fee schedules charged to DoubleLine’s other clients with substantially similar investment strategies (where applicable) in light of the differences in the services provided and the risks borne by DoubleLine; that the profitability of each Fund to DoubleLine did not appear excessive or such as to preclude continuation of the Fund’s Advisory Agreement; that absence of breakpoints in any Fund’s management fee did not render that Fund’s fee unreasonable or inappropriate under the circumstances, although the Trustees would continue to consider the topic over time; and that it would be appropriate to approve each Advisory Agreement for an additional one-year period.

36	DoubleLine Selective Credit Fund

Statement Regarding the Fund’s Liquidity Risk Management Program	(Unaudited) March 31, 2021

The Fund has adopted a liquidity risk management program. The program’s principal objectives include mitigating the risk that the Fund is unable to meet its redemption obligations timely and supporting the Fund’s compliance with its limits on investments in illiquid assets. For the fiscal year ended March 31, 2021, the program administrator determined that the program supported the Fund’s ability to honor redemption requests timely and the Adviser’s management of the Fund’s liquidity profile. The program includes a number of elements that support the assessment and management of liquidity risk, including the periodic classification and re-classification of the Fund’s investments into groupings based on the Adviser’s view of their liquidity. There can be no assurance that the program will achieve its objectives. Please refer to your Fund’s private placement memorandum for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

Annual Report	|	March 31, 2021	37

Federal Tax Information	(Unaudited) March 31, 2021

For the fiscal year ended March 31, 2021, certain dividends paid by the Fund may be subject to a maximum tax rate of 15% (20% for taxpayers with taxable income greater than $425,800 for single individuals and $479,000 for married couples filing jointly), as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and The Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Qualified Dividend Income

DoubleLine Selective Credit Fund	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for corporate dividends received deduction for the fiscal year ended March 31, 2021, was as follows:

Dividends Received Deduction

DoubleLine Selective Credit Fund	0.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the fiscal year ended March 31, 2021, for the Fund was as follows:

Qualified Short-Term Gains

DoubleLine Selective Credit Fund	0.00%

The percentage of taxable ordinary income distributions that are designated as interest related dividends under Internal Revenue Section 871(k)(1)(c) for the fiscal year ended March 31, 2021, for the Fund was as follows:

Qualified Interest Income

DoubleLine Selective Credit Fund	100.00%

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

38	DoubleLine Selective Credit Fund

Trustees and Officers	(Unaudited) March 31, 2021

Name, Address, and Year of Birth(1)	Position with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen(2)	Other Directorships Held by Trustee During Past 5 Years

Independent Trustees

Joseph J. Ciprari, 1964	Trustee	Indefinite/Since March 2010	President, Remo Consultants, a real estate financial consulting firm. Formerly, Managing Director, UBS AG. Formerly, Managing Director, Ally Securities LLC.	23	None

John C. Salter, 1957	Trustee	Indefinite/Since March 2010	Partner, Stark Municipal Brokers. Formerly, Managing Director, Municipals, Tullet Prebon Financial Services LLC (d/b/a Chapdelaine). Formerly, Partner, Stark, Salter & Smith, a securities brokerage firm specializing in tax exempt bonds.	23	None

Raymond B. Woolson, 1958	Trustee	Indefinite/Since March 2010	President, Apogee Group, Inc., a company providing financial consulting services.	23	Independent Trustee, Advisors Series Trust (an open-end investment company with 42 portfolios)(3)

(1) The address of each Independent Trustee is c/o DoubleLine Funds, 333 South Grand Avenue, Suite 1800, Los Angeles, CA 90071.

(2) Includes each series of DoubleLine Funds Trust, DoubleLine Opportunistic Credit Fund, DoubleLine Income Solutions Fund, and DoubleLine Yield Opportunities Fund.

(3) Quasar Distributors, LLC serves as the principal underwriter of DoubleLine Funds Trust and Advisors Series Trust.

Each of the following Trustees is an interested person of the Trust as defined in the 1940 Act because they are officers of the Adviser and hold direct or indirect ownership interests in DoubleLine Capital LP and DoubleLine Alternatives LP. Additionally, Mr. Redell is an officer of the Trust.

Name, Address, and Year of Birth(1)	Position with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen(2)	Other Directorships Held by Trustee During Past 5 Years

Interested Trustees

Jeffrey E. Gundlach, 1959	Trustee	Indefinite/Since January 2010	Chief Executive Officer and Chief Investment Officer, DoubleLine Capital (since December 2009).	20	None

Ronald R. Redell, 1970	President and Trustee	Indefinite/President Since Inception and Trustee Since January 2019	Trustee, Chairman, President and Chief Executive Officer of DoubleLine Yield Opportunities Fund (since November 2019); DoubleLine Income Solutions Fund (since January 2013); President, DoubleLine Group LP (since January 2019 and Executive from January 2013 to January 2019); Trustee, Chairman, President and Chief Executive Officer, DoubleLine Opportunistic Credit Fund (since July 2011); Executive, DoubleLine Capital (since July 2010); President, DoubleLine Funds Trust (since January 2010).	23	None

(1) The address of each Interested Trustee is c/o DoubleLine Funds, 333 South Grand Avenue, Suite 1800, Los Angeles, CA 90071.

(2) Includes each series of DoubleLine Funds Trust, DoubleLine Opportunistic Credit Fund, DoubleLine Income Solutions Fund, and DoubleLine Yield Opportunities Fund.

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 877-DLine11 (877-354-6311) or email fundinfo@doubleline.com.

Annual Report	|	March 31, 2021	39

Trustees and Officers (Cont.)

Officers

The officers of the Trust who are not also Trustees of the Trust are:

Name, Address, and Year of Birth(1)	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Henry V. Chase, 1949	Treasurer and Principal Financial and Accounting Officer	Indefinite/Since January 2020	Treasurer and Principal Financial and Accounting Officer, DoubleLine Funds Trust (since January 2020); Treasurer and Principal Financial and Accounting Officer, DoubleLine Yield Opportunities Fund (since January 2020); Treasurer and Principal Financial and Accounting Officer, DoubleLine Income Solutions Fund (since January 2020); Treasurer and Principal Financial and Accounting Officer, DoubleLine Opportunistic Credit Fund (since January 2020); Chief Financial Officer, DoubleLine Capital (since January 2013); Vice President, DoubleLine Yield Opportunities Fund (since November 2019); Vice President, DoubleLine Income Solutions Fund (since May 2019); Vice President, DoubleLine Funds Trust (since May 2019); Vice President, DoubleLine Opportunistic Credit Fund (since May 2019).

Youse Guia, 1972	Chief Compliance Officer	Indefinite/Since March 2018	Chief Compliance Officer, DoubleLine Yield Opportunities Fund (since November 2019); Chief Compliance Officer, DoubleLine Capital (since March 2018); Chief Compliance Officer, DoubleLine Equity LP (since March 2018); Chief Compliance Officer, DoubleLine Funds Trust (since March 2018); Chief Compliance Officer, DoubleLine Opportunistic Credit Fund (since March 2018); Chief Compliance Officer, DoubleLine Income Solutions Fund (since March 2018). Formerly, Executive Vice President and Deputy Chief Compliance Officer, Pacific Investment Management Company LLC (“PIMCO”) (from April 2014 to February 2018); Chief Compliance Officer, PIMCO Managed Accounts Trust (from September 2014 to February 2018); Chief Compliance Officer, PIMCO-sponsored closed-end funds (from September 2014 to February 2018); Chief Compliance Officer, PIMCO Flexible Credit Income Fund (from February 2017 to February 2018). Formerly, Head of Compliance, Allianz Global Investors U.S. Holdings LLC (from October 2012 to March 2014); Chief Compliance Officer, Allianz Funds, Allianz Multi-Strategy Trust, Allianz Global Investors Sponsored Closed-End Funds, Premier Multi-Series VIT and The Korea Fund, Inc. (from October 2004 to December 2013).

Winnie Han, 1988	Assistant Treasurer	Indefinite/Since May 2017	Assistant Treasurer, DoubleLine Yield Opportunities Fund (since November 2019); Assistant Treasurer, DoubleLine Income Solutions Fund (since May 2017); Assistant Treasurer, DoubleLine Funds Trust (since May 2017); Assistant Treasurer, DoubleLine Opportunistic Credit Fund (since May 2017); Assistant Treasurer, DoubleLine Capital (since March 2017); Formerly, Investment Accounting Supervisor, Alexandria Real Estate Equities, Inc. (June 2016 to March 2017); Formerly, Manager, PricewaterhouseCoopers (January 2011 to June 2016).

Cris Santa Ana, 1965	Vice President and Secretary	Indefinite/Vice President Since April 2011 and Secretary Since July 2018	Vice President and Secretary, DoubleLine Yield Opportunities Fund (since November 2019); Secretary, DoubleLine Opportunistic Credit Fund, DoubleLine Income Solutions Fund, and DoubleLine Funds Trust (since July 2018); Vice President, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Opportunistic Credit Fund (since July 2011); Vice President, DoubleLine Funds Trust (since April 2011); Chief Risk Officer, DoubleLine Capital (since June 2010). Formerly, Chief Operating Officer, DoubleLine Capital (from December 2009 through May 2010).

Earl A. Lariscy, 1966	Vice President	Indefinite/ Since May 2012	Vice President and Assistant Secretary, DoubleLine Yield Opportunities Fund (since November 2019); Vice President and Assistant Secretary, DoubleLine Income Solutions Fund (since January 2013 and inception, respectively); Vice President, DoubleLine Funds Trust (since May 2012); Vice President and Assistant Secretary, DoubleLine Opportunistic Credit Fund (since May 2012 and inception, respectively); General Counsel, DoubleLine Capital (since April 2010).

David Kennedy, 1964	Vice President	Indefinite/Since May 2012	Vice President, DoubleLine Yield Opportunities Fund (since November 2019); Vice President, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Funds Trust (since May 2012); Vice President, DoubleLine Opportunistic Credit Fund (since May 2012); Manager, Trading and Settlements, DoubleLine Capital (since December 2009).

40	DoubleLine Selective Credit Fund

(Unaudited) March 31, 2021

Name, Address, and Year of Birth(1)	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Patrick A. Townzen, 1978	Vice President	Indefinite/Since September 2012	Vice President, DoubleLine Yield Opportunities Fund (since November 2019); Vice President, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Funds Trust (since September 2012); Vice President, DoubleLine Opportunistic Credit Fund (since September 2012); Director of Operations, DoubleLine Capital (since March 2018). Formerly, Manager of Operations, DoubleLine Capital (from September 2012 to March 2018).

Brady J. Femling, 1987	Vice President	Indefinite/Since May 2017	Vice President, DoubleLine Yield Opportunities Fund (since November 2019); Vice President, DoubleLine Income Solutions Fund (since May 2017); Vice President, DoubleLine Opportunistic Credit Fund (since May 2017); Vice President, DoubleLine Funds Trust (since May 2017); Senior Fund Accountant, DoubleLine Capital (Since April 2013). Fund Accounting Supervisor, ALPS Fund Services (From October 2009 to April 2013).

Neal L. Zalvan, 1973	Vice President	Indefinite/Vice President Since May 2016	Vice President, DoubleLine Yield Opportunities Fund (since November 2019); Vice President, DoubleLine Opportunistic Credit Fund (since May 2017); Vice President, DoubleLine Funds Trust (since May 2016); Vice President, DoubleLine Income Solutions Fund (since May 2016); Legal/Compliance, DoubleLine Group LP (since January 2013); Formerly, Anti-Money Laundering Officer, DoubleLine Yield Opportunities Fund (from November 2019 to September 2020); Anti-Money Laundering Officer, DoubleLine Capital, DoubleLine Opportunistic Credit Fund, DoubleLine Income Solutions Fund, DoubleLine Equity LP and DoubleLine Alternatives (from March 2016 to September 2020).

Grace Walker, 1970	Assistant Treasurer	Indefinite/Since January 2020	Assistant Treasurer, DoubleLine Funds Trust (since January 2020); Assistant Treasurer, DoubleLine Income Solutions Fund (since January 2020); Assistant Treasurer, DoubleLine Opportunistic Credit Fund (since January 2020); Assistant Treasurer, DoubleLine Yield Opportunities Fund (since January 2020); Treasurer, DoubleLine Funds (Luxembourg) and DoubleLine Cayman Unit Trust (since March 2017). Formerly, Assistant Treasurer, DoubleLine Income Solutions Fund (from January 2013 to May 2017); Assistant Treasurer, DoubleLine Opportunistic Credit Fund (from March 2012 to May 2017); Assistant Treasurer, DoubleLine Funds Trust (from March 2012 to May 2017).

Adam D. Rossetti, 1978	Vice President	Indefinite/Since February 2019	Vice President, DoubleLine Yield Opportunities Fund (since November 2019); Vice President, DoubleLine Funds Trust (since February 2019); Vice President, DoubleLine Income Solutions Fund (since February 2019); Vice President, DoubleLine Opportunistic Credit Fund (since February 2019); Chief Compliance Officer, DoubleLine Alternatives LP (since June 2015); Legal/Compliance, DoubleLine Group LP (since April 2015). Formerly, Chief Compliance Officer, DoubleLine Capital (from August 2017 to March 2018); Chief Compliance Officer, DoubleLine Equity LP (from August 2017 to March 2018); Chief Compliance Officer, DoubleLine Funds Trust (from August 2017 to March 2018); Chief Compliance Officer, DoubleLine Income Solutions Fund (from August 2017 to March 2018); Chief Compliance Officer, DoubleLine Opportunistic Credit Fund (from August 2017 to March 2018); Vice President and Counsel, PIMCO (from April 2012 to April 2015).

Gheorghe Rotar, 1984	Vice President	Indefinite/Since February 2019	Vice President, DoubleLine Funds Trust (since February 2019); U.S. Funds Operations Manager, DoubleLine Group LP (since January 2018). Formerly, Operations Specialist, DoubleLine Group LP (from April 2014 to December 2017); Fund Operations, PIMCO (from September 2007 to April 2014).

Dawn Oswald, 1980	Vice President	Indefinite/Since January 2020	Vice President, DoubleLine Funds Trust (since January 2020); Vice President, DoubleLine Yield Opportunities Fund (since January 2020); Vice President, DoubleLine Income Solutions Fund (since January 2020); Vice President, DoubleLine Opportunistic Credit Fund (since January 2020); Pricing Manager, DoubleLine Capital (since January 2018). Formerly, Operations Specialist, DoubleLine Capital (from July 2016 to January 2018). Global Securities Fixed Income Valuation Senior Analyst, Capital Group (from April 2015 to July 2016). Global Securities Fair Valuation Analyst, Capital Group (from January 2010 to April 2015).

Annual Report	|	March 31, 2021	41

Trustees and Officers (Cont.)

Name, Address, and Year of Birth(1)	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Robert Herron, 1987	Vice President	Indefinite/Since June 2020	Vice President, DoubleLine Funds Trust (since June 2020); Vice President, DoubleLine Yield Opportunities Fund (since June 2020); Vice President, DoubleLine Income Solutions Fund (since June 2020); Vice President, DoubleLine Opportunistic Credit Fund (since June 2020). Manager–Risk Analytics, DoubleLine Capital (since January 2017); Formerly, Analyst–Risk Analytics, DoubleLine Capital (from October 2011 to January 2017).

Jose Sarmenta, 1975	Anti-Money Laundering Officer	Indefinite/Since September 2020	Anti-Money Laundering Officer, DoubleLine Funds Trust (since September 2020); Anti-Money Laundering Officer, DoubleLine Yield Opportunities Fund (since September 2020); Anti-Money Laundering Officer, DoubleLine Opportunistic Credit Fund (since September 2020); Anti-Money Laundering Officer, DoubleLine Income Solutions Fund (since September 2020); Compliance Analyst, DoubleLine Capital (since October 2019); Formerly, Compliance Manager, Anti-Money Laundering Manager for CIM Group (from November 2017 to October 2019); Governance and Risk Manager for PennyMac Financial Services Inc. (from July 2015 to November 2017).

(1) The address of each officer is c/o DoubleLine Funds, 333 South Grand Avenue, Suite 1800, Los Angeles, CA 90071.

42	DoubleLine Selective Credit Fund

Information About Proxy Voting	(Unaudited) March 31, 2021

Information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30th is available no later than the following August 31st without charge, upon request, by calling 877-DLine11 (877-354-6311) and on the Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov.

A description of the Fund’s proxy voting policies and procedures is available (i) without charge, upon request, by calling 877-DLine11 (877-354-6311); and (ii) on the SEC’s website at www.sec.gov.

Information About Portfolio Holdings

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Part F of Form N-PORT. When available, the Fund’s Part F of Form N-PORT is available on the SEC’s website at www.sec.gov.

Householding—Important Notice Regarding Delivery of Shareholder Documents

In an effort to conserve resources, the Fund intends to reduce the number of duplicate Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably believe two or more accounts are from the same family. If you would like to discontinue householding of your accounts, please call toll-free 877-DLine11 (877-354-6311) to request individual copies of these documents. We will begin sending individual copies thirty days after receiving your request to stop householding.

Annual Report	|	March 31, 2021	43

Privacy Policy	(Unaudited) March 31, 2021

What Does DoubleLine Do With Your Personal Information?

This notice provides information about how DoubleLine (“we” and “our”) collects, shares, and protects your personal information, and how you might choose to limit our ability to share certain information about you. Please read this notice carefully.

Why do we need your personal information?

All financial companies need to share customers’ personal information to run their everyday businesses, to appropriately tailor the services offered to you (where applicable), and to comply with our regulatory obligations. Accordingly, information, confidential and proprietary, plays an important role in the success of our business. However, we recognize that you have entrusted us with your personal and financial data, and we recognize our obligation to keep this information secure. Maintaining your privacy is important to us, and we hold ourselves to a high standard in its safekeeping and use. Most importantly, DoubleLine does not sell its customers’ non-public personal information to any third parties. DoubleLine uses its customers’ non-public personal information primarily to complete financial transactions that its customers request (where applicable), to make its customers aware of other financial products and services offered by a DoubleLine affiliated company, and to satisfy obligations we owe to regulatory bodies.

Information we may collect

We may collect various types of personal data about you, including:

•

Your personal identification information, which may include your name and passport information, your IP address, politically exposed person (“PEP”) status, and such other information as may be necessary for us to provide our services to you and to complete our customer due diligence process and discharge anti-money laundering obligations;

•	Your contact information, which may include postal address and e-mail address and your home and mobile telephone numbers;
•	Your family relationships, which may include your marital status, the identity of your spouse and the number of children that you have;
•

Your professional and employment information, which may include your level of education and professional qualifications, your employment, employer’s name and details of directorships and other offices which you may hold; and

•

Financial information, risk tolerance, sources of wealth and your assets, which may include details of shareholdings and beneficial interests in financial instruments, your bank details and your credit history.

Where we obtain your personal information

DoubleLine may collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you may give us orally;
•	Information about your transactions with us or others;
•	Information you submit to us in correspondence, including emails or other electronic communications; and
•	Information about any bank account you use for transfers between your bank account and any Fund account, including information provided when effecting wire transfers.

Information Collected from Websites

Websites maintained by DoubleLine or its service providers may use a variety of technologies to collect information that help DoubleLine and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. Our websites may contain links that are maintained or controlled by third parties, each of which has privacy policies which may differ, in some cases significantly, from the privacy policies described in this notice. Please read the privacy policies of such third parties and understand that accessing their website is at your own risk. Please contact your DoubleLine representative if you would like to receive more information about the privacy policies of third parties.

We also use web analytics services, which currently include but are not limited to Google Analytics and Adobe Analytics. Such web analytics services use cookies and similar technologies to evaluate visitor’s use of the domain, compile statistical reports on domain activity, and provide other services related to our websites. For more information about Google Analytics, or to opt out of Google Analytics, please go to https://tools.google. com/dlpage/gaoptout. For more information about Adobe Analytics, or to opt out of Adobe Analytics, please go to: http://www.adobe.com/privacy/opt-out.html.

44	DoubleLine Selective Credit Fund

(Unaudited) March 31, 2021

How and why we may share your information

DoubleLine does not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except that we may disclose the information listed above, as follows:

•

It may be necessary for DoubleLine to provide information to nonaffiliated third parties in connection with our performance of the services we have agreed to provide to the Funds or you. For example, it might be necessary to do so in order to process transactions and maintain accounts.

•

DoubleLine will release any of the non-public information listed above about a customer if directed to do so by that customer or if DoubleLine is authorized by law to do so, such as in the case of a court order, legal investigation, or other properly executed governmental request.

•

In order to alert a customer to other financial products and services offered by an affiliate, DoubleLine may share information with an affiliate, including companies using the DoubleLine name. Such products and services may include, for example, other investment products offered by a DoubleLine company. If you prefer that we not disclose non-public personal information about you to our affiliates for this purpose, you may direct us not to make such disclosures (other than disclosures permitted by law) by calling 1 (213) 633-8200. If you limit this sharing and you have a joint account, your decision will be applied to all owners of the account.

We will limit access to your personal account information to those agents and vendors who need to know that information to provide products and services to you. Your information is not provided by us to nonaffiliated third parties for marketing purposes. We maintain physical, electronic, and procedural safeguards to guard your non-public personal information.

Notice related to the California Consumer Privacy Act (CCPA) and to “natural persons” residing in the State of California

DoubleLine collects and uses information that identifies, describes, references, links or relates to, or is associated with, a particular consumer or device (“Personal Information”). Personal Information we collect from our customers, website visitors and consumers is covered under the Gramm-Leach-Bliley Act and is therefore excluded from the scope of the California Consumer Privacy Act.

Notice to “natural persons” residing in the European Economic Area (the “EEA”)

If you reside in the EEA, we may transfer your personal information outside the EEA, and will ensure that it is protected and transferred in a manner consistent with legal requirements applicable to the information. This can be done in a number of different ways, for instance:

•	the country to which we send the personal information may have been assessed by the European Commission as providing an “adequate” level of protection for personal data;
•	the recipient may have signed a contract based on standard contractual clauses approved by the European Commission; or
•	where the recipient is located in the U.S., it may be a certified member of the EU-U.S. Privacy Shield scheme.

In other circumstances, the law may permit us to otherwise transfer your personal information outside the EEA. In all cases, however, any transfer of your personal information will be compliant with applicable data protection law.

Retention of personal information and security

Your personal information will be retained for as long as required:

•	for the purposes for which the personal information was collected;
•	in order to establish or defend legal rights or obligations or to satisfy any reporting or accounting obligations; and/or
•	as required by data protection laws and any other applicable laws or regulatory requirements, including, but not limited to, U.S. laws and regulations applicable to our business.

We will undertake commercially reasonable efforts to protect the personal information that we hold with appropriate security measures.

Access To and Control of Your Personal Information

Depending on your country of domicile, you may have the following rights in respect of the personal information about you that we process:

•	the right to access and port personal information;
•	the right to rectify personal information;
•	the right to restrict the use of personal information;
•	the right to request that personal information is erased; and
•	the right to object to processing of personal information.

Annual Report	|	March 31, 2021	45

Privacy Policy (Cont.)

Although you have the right to request that your personal information be deleted at any time, applicable laws or regulatory requirements may prohibit us from doing so. If you are an investor in the DoubleLine funds, certain of the rights described above that may apply to direct clients of DoubleLine domiciled or resident outside the United States will not apply to you. In addition, if you invest in a DoubleLine fund through a financial intermediary, DoubleLine may not have access to personal information about you.

If you wish to exercise any of the rights set out above, please contact privacy@doubleline.com.

Changes to DoubleLine’s Privacy Policy

As required by U.S. federal law, DoubleLine will notify customers of DoubleLine’s Privacy Policy annually. DoubleLine reserves the right to modify its privacy policy at any time, but in the event that there is a change, that affects the content of this notice materially, DoubleLine will promptly inform its customers of that change, in accordance with applicable law.

46	DoubleLine Selective Credit Fund

Investment Adviser:

DoubleLine Capital LP

333 South Grand Avenue

18th Floor

Los Angeles, CA 90071

Administrator and Transfer Agent:

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201

Custodian:

U.S. Bank, N.A.

1555 North River Center Drive

Suite 302

Milwaukee, WI 53212

Independent Registered Public Accounting Firm:

PricewaterhouseCoopers LLP

601 South Figueroa Street

Los Angeles, CA 90017

Legal Counsel:

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Contact Information:

doubleline.com

fundinfo@doubleline.com

(877) DLine11 or (877) 354-6311

DL-ANNUAL-SC

DoubleLine || 333 South Grand Avenue, 18th Floor  || Los Angeles, CA 90071 || (213) 633-8200

fundinfo@doubleline.com || www.doubleline.com

(b) Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Raymond B. Woolson is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 3/31/2021	FYE 3/31/2020
(a) Audit Fees	$1,098,740	$1,050,255
(b) Audit-Related Fees	$900	$900
(c) Tax Fees	$257,365	$243,003
(d) All Other Fees	N/A	N/A

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by PricewaterhouseCoopers LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 3/31/2021	FYE 3/31/2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

1

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 3/31/2021	FYE 3/31/2020
Registrant	$257,365	$243,003
Registrant’s Investment Adviser	$1,474,153	$1,093,738

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

2

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)

The Registrant’s principal executive and principal financial officers have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) DoubleLine Funds Trust

By (Signature and Title)	/s/ Ronald R. Redell
Ronald R. Redell, President

Date 5/25/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Ronald R. Redell
Ronald R. Redell, President

Date 5/25/2021

By (Signature and Title)	/s/ Henry V. Chase
Henry V. Chase, Treasurer and
Principal Financial and Accounting Officer

Date 5/25/2021

4